EXHIBIT 10(q)


                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT

                    (Amending and restating Credit Agreement,
                          dated as of October 13, 1994)

        THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT ("Agreement") is made as of June 11, 1997, by and between United Industrial Corporation, a Delaware corporation, having an address of 18
E. 48th Street, New York, New York 10017, and the other Persons signing below as the Borrower, and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101.

                                    RECITALS

        A. By Credit Agreement, dated as of October 13, 1994 (the "1994 Agreement"), by and among AAI Corporation, First Fidelity Bank, National Association and the Bank of Baltimore, the lenders named therein agreed to make revolving credit loans to AAI Corporation in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000.00), which amount might be increased up to Thirty Million Dollars ($30,000,000.00);

        B. The Lender has acquired all of the rights of First Fidelity Bank, National Association and the Bank of Baltimore as the lenders under the 1994 Agreement and is the owner and holder of all of the Revolving Credit Notes that are the subject of the 1994 Agreement; and

        C. By this Agreement, the parties desire to extend, amend, restructure and restate the 1994 Agreement to provide for a modified credit facility whereby the Lender shall provide to AAI Corporation, United Industrial Corporation and the other Persons signing below as the Borrower: (i) a revolving loan facility in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) to be used by the Borrower for working capital and to finance the performance of government and other contracts (the "Revolving Loan"); and (ii) a term loan facility in the maximum principal amount not to exceed Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00) (the "Term Loan"); and

        D. The parties agree that the Revolving Loan and the Term Loan shall be subject to the terms and conditions hereinafter set forth; and

        E. This Agreement is intended completely to amend and restate the 1994 Agreement, all of the terms and conditions of which shall be deemed to be merged into this Agreement and superseded by this Agreement. The Revolving Note and the Term Note shall not be construed as constituting a novation of either of the promissory notes issued under the 1994 Agreement, and the two promissory notes issued under the 1994 Agreement shall be deemed, collectively, to be modified and restated in their entirety by the Revolving Note and the Term Note.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

        ARTICLE 1.  DEFINITIONS.

        1.1 Defined Terms. Certain capitalized terms not otherwise defined herein are used in this Agreement with the following meanings, unless the context otherwise requires:

        "1994 Agreement" has the meaning ascribed to it in Recital A above.

        "Account," as used regarding an account payable to any Person comprised by the term Borrower, has the meaning accorded such term by the Uniform Commercial Code as enacted in the state in which that Person's chief executive office is located.

        "Advance" means an advance of funds under the Revolving Loan.

        "Assignment" means a direct assignment of Payments under Government Contracts, pursuant to and in compliance with the Assignment of Claims Act. An Assignment shall be substantially in the form of Exhibit A attached hereto. Notices of Assignment to be delivered to the Government shall be in the form of Exhibit B attached hereto.

        "Assignment of Claims Act" means Title 31, United States Code ss. 3727, and Title 41, United States Code ss. 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of Government Contracts or claims against a Government.

        "Borrower" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., AAI/ACL Technologies, Inc., Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., UIC-Del. Corporation, and AAI MICROFLITE Simulation International Corporation. The term "Borrower" shall refer to each such Person or to all of them, as the context may require, and the representations and obligations hereunder of the Persons comprised by the term "Borrower" shall be joint and several. For purposes of testing compliance with the financial covenants hereinafter, the negative covenants hereinafter, the unused fee provided hereinafter, and pricing under the Revolving Note that is based on the Borrower's financial performance, financial information concerning the Borrower shall mean financial information for United Industrial Corporation and its wholly owned subsidiaries (and wholly owned subsidiaries of subsidiaries) stated on a consolidated basis.

        "Borrower Information Statement" means any of the Borrower Information Statements attached hereto as Schedules 1 - 13 and made a part hereof.



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        "Compliance Certificate" means a certificate substantially in the form of Exhibit C attached hereto and made a part hereof.

        "Borrowing Date" means the date on which an Advance is made.

        "Business Day(s)" means any day that is not a Saturday, Sunday or banking holiday in the Commonwealth of Virginia.

        "Closing Date" means June 11, 1997.

        "CMLT" means current maturities of long term debt.

        "Code" means the Internal Revenue Code of the United States.

        "Collateral" means all of the following kinds of property now owned or hereafter acquired by the Borrower:

               1.   all Accounts;

               2. all payments or rights to payment due or to become due under any Government Contract to which the Borrower is a party;

               3. all deposit accounts and other obligations or indebtedness owed to Borrower from whatever source arising;

               4. all rights of Borrower to receive any payment in money or kind;

               5. all of Borrower's contract rights (except contract rights under Government Contracts that are not rights to payments due or to become due);

               6.   all inventory;

               7.   all property, plant and equipment;

               8.   all chattel paper;

               9.   all general intangibles;

               10. all products and proceeds of all of the collateral described above; and

               11.  all collateral under the Existing Security Documents.

        "CPCL" means the current portion of capital leases.


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        "Customer" means any governmental entity (federal, state, county, municipal or otherwise) or business entity (corporation, association, partnership, limited liability company or partnership, sole proprietorship or otherwise) or individual(s) to which Borrower provides goods or services for compensation.

        "Debt" means any and all liabilities of Borrower which would be classified as liabilities of a corporation conducting a business the same as or similar to the business conducted by Borrower, and all indebtedness secured by any Encumbrance to which any property of Borrower is subject.

        "Debt Service" means interest expense plus the current amount of principal owed on the Borrower's long term indebtedness.

        "Debt Service Coverage Ratio" means (i) the sum of EBIT plus non-cash expenses (i.e., depreciation and amortization), less cash dividends, less capital expenditures and less cash taxes, divided by (ii) the sum of interest expense, CMLT and CPCL.

        "Deed of Trust" means the Deed of Trust and Security Agreement, made as of October 13, 1994 , from AAI Corporation to J. Clinton Kelly and Pamela M. Williams, Trustees, for the benefit of First Fidelity Bank, National Association, and recorded in the land records of Baltimore County, Maryland in Liber S.M. 10799, folio 180, encumbering the Real Estate Collateral, as Modified by First Amendment to Deed of Trust and Security Agreement, of even date herewith, to be recorded in the land records of Baltimore County, by and between AAI Corporation, the Lender and certain substitute trustees, securing the Loans.

        "Determination Date" means the Determination Date as defined in the Revolving Note.

        "EBIT" means the Borrower's earnings before interest income and expense, federal income taxes and state income taxes, determined on a rolling four quarter basis.

        "EBITDA" means the Borrower's earnings before interest income and expense, federal and state income taxes, depreciation and amortization, determined on a rolling four quarter basis.

        "Encumbrance" means any mortgage, pledge, deed of trust, assignment, security interest, hypothecation, lien or charge of any kind (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

        "Ending Date" means  June 11, 2000.

        "Environmental Laws" mean all laws relating to Hazardous Wastes, Toxic Substances or materials that might be emitted, released or discharged into the environment or other laws or regulations protecting the environment.


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
        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

        "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with the Borrower or any of its subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower or any of its subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

        "ETI" means Electric Transit, Inc.

        "Event of Default" means any one of the occurrences specified in Section
9.1 hereinafter.

        "Existing Security Documents" mean the following documents executed in connection with the 1994 Agreement:

                1. Security Agreement, made as of October 13, 1994, by and among First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, and AAI Corporation, as amended by First Amendment to Security Agreement, of even date, by and between AAI Corporation and the Lender;

                2. Pledge and Security Agreement, made as of October 13, 1994, by and among First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, and AAI Corporation, as amended by First Amendment to Pledge and Security Agreement, of even date, by and between AAI Corporation and the Lender;

                3. Security Agreement, made as of October 13, 1994, by and among First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, and AAI Systems Management, Inc., AAI/ACL Technologies, Inc., AAI Engineering Support, Inc., AAI California Carshell, Inc., AAI Medical, Inc., UIC- Del. Corporation, AAI International, Inc., AAI MICROFLITE Simulation International Corporation, Seti, Inc. and Symtron Systems, Inc., as amended by First Amendment to Security Agreement, of even date, by and among AAI Systems Management, Inc., AAI/ACL Technologies, Inc., AAI Engineering Support, Inc., UIC-Del. Corporation, AAI MICROFLITE Simulation International Corporation, Symtron Systems, Inc., Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co. and the Lender;



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
                4. Pledge and Security Agreement, made as of October 13, 1994, by and among First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, and United Industrial Corporation, as amended by First Amendment to Pledge and Security Agreement, of even date, by and between United Industrial Corporation and the Lender;

                5. Collateral Assignment of Trademarks by AAI Corporation in favor of First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, as amended by First Amendment to Collateral Assignment of Patents, of even date, by and between AAI Corporation and the Lender;

                6. Collateral Assignment of Patents by AAI Corporation in favor of First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, as amended by First Amendment to Collateral Assignment of Patents, of even date, by and between AAI Corporation and the Lender;

                7. Collateral Assignment of Patents by AAI/ACL Technologies, Inc. in favor of First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, as amended by First Amendment to Collateral Assignment of Patents, of even date, by and between AAI/ACL Technologies, Inc. and the Lender;

                8. Collateral Assignment of Copyrights by AAI/ACL Technologies, Inc. in favor of First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, as amended by First Amendment to Collateral Assignment of Patents, of even date, by and between AAI/ACL Technologies, Inc. and the Lender;

                9. Collateral Assignment of Trademarks by Symtron Systems, Inc. in favor of First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, as amended by First Amendment to Collateral Assignment of Trademarks, of even date, by and between Symtron Systems, Inc. and the Lender;

                10. Collateral Assignment of Patents by Symtron Systems, Inc. in favor of First Fidelity Bank, National Association, as Agent for the Lenders (as defined therein), the Issuing Bank and the Noteholders, as amended by First Amendment to Collateral Assignment of Patents, of even date, by and between Symtron Systems, Inc. and the Lender; and


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
                11. Any promissory note, mortgage, deed of trust, stock certificate, instrument or other document executed or delivered to First Fidelity Bank, as Agent under the 1994 Agreement, by or on behalf of AAI Corporation or any of the guarantors of the loans extended to AAI Corporation under the 1994 Agreement for the purposes of securing repayment of any loan or extension of credit made under the 1994 Agreement.


        "Funded Debt" means the sum of all obligations and indebtedness of Borrower to Lender and all interest bearing obligations of Borrower (including subordinated debt, if any).

        "Governance Documents" means the Borrower's Articles or Certificate of Incorporation, Bylaws and any other documents or agreements pertaining to the Borrower's corporate governance.

        "Government" means the government for the United States of America or the Government of any State or the departments or agencies of the United States or any State.

        "Government Accounts" means all Accounts arising out of any Government Contract.

        "Government Contracts" means all contracts with a Government, including all renewals, extensions, modifications and amendments thereof and thereto.

        "Hazardous Wastes" mean all waste materials subject to regulation under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq., or applicable state law and any other applicable federal, state or local laws and their regulations now in force or hereafter enacted relating to hazardous waste disposal.

        "Inventory" means those goods classified as inventory under the Uniform Commercial Code as enacted in the state in which the inventory is located.

        "Lender" means First Union Commercial Corporation, a North Carolina corporation, and its successors and assigns.

        "Letter of Credit" means a letter of credit issued by the Lender for the account of the Borrower under this Agreement.

        "Loans" means the Revolving Loan and the Term Loan.

        "Loan Documents" mean this Agreement, the Revolving Note, the Term Note, the Deed of Trust, the Pledge Agreements, or any other document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to the Revolving Loan or the Term Loan.


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
        "LOC Deposit" shall have the meaning ascribed to that term in Section
2.1 (d)(iii) below.

        "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit; plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Lender but not reimbursed.

        "Maximum Revolving Commitment Amount" means Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00), or such lesser amount that Borrower may request as hereinafter provided.

        "Maximum Term Commitment Amount" means Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00), or such lesser amount that Borrower may borrow as hereinafter provided.

        "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

        "Multiple Employer Plan" means a Plan which the Borrower or any of its subsidiaries or any ERISA Affiliate and at least one employer other than the Borrower or any of its subsidiaries or any ERISA Affiliate are contributing sponsors.

        "Notes" mean the Term Note and Revolving Note.

        "Overage Amount" shall have the meaning ascribed to that term in Section
2.01 (d)(viii) below.

        "Parcel 2" means a parcel of land owned by AAI Corporation, located in Baltimore County, Maryland and briefly described as Parcel 2 as shown on Plat entitled, Resubdivision of Plat of Amended Subdivision of AAI Corporation, which plat is recorded among the Land records of Baltimore County in Plat Book S.M. 65, folio 110, containing 5.62 acres of land, more or less, improved by a structure known as Building 100 at Borrower's Hunt Valley, MD facility (and being more fully described in the Deed of Trust).

        "Payment" or "Payments" means any check, draft, cash or any other remittance or credit in payment or on account of any or all of the Accounts.

        "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

        "Person" means any individual, partnership, association, corporation, limited liability company or partnership, or other entity.


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
        "Permitted Equipment PMSI" means any PMSI in the Borrower's equipment if: (a) such security interest is assumed or created by the Borrower contemporaneously with the Borrower's acquisition of rights in such equipment,
(b) such security interest secures no obligation of the Borrower other than indebtedness incurred by the Borrower in connection with the acquisition of such equipment, (c) such security interest attaches to no property of the Borrower other than such equipment and the proceeds thereof, (d) the indebtedness secured by the purchase money security interest will not cause the Borrower's total indebtedness incurred for purchase money security interests in equipment in any fiscal year to exceed the lesser of: (i) the Borrower's capital expenditures in that year; or (ii) Five Million Dollars ($5,000,000.00), and (e) the indebtedness secured by the purchase money security interest will not cause the Borrower to violate the financial covenants set forth in Section 6.14 hereinafter or any other covenant contained in this Agreement or the other Loan Documents.

        "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Borrower or any of its subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

        "PMSI" means any purchase money security interest (including any lease which would be required to be capitalized on a balance sheet, lease intended as security for an obligation or title retention agreement securing an obligation) created under the Uniform Commercial Code of any jurisdiction in any of the Borrower's property, assets or equipment.

        "Pledge Agreements" mean the Pledge And Security Agreements by United Industrial Corporation and AAI Corporation, which are included in the Existing Security Documents, as amended by First Amendments to Pledge and Security Agreements of even date herewith and described more fully in Article 3 (d) hereinafter, and a Pledge Agreement by Detroit Stoker Company pledging all of the stock in Midwest Metallurgical Laboratory, Inc.

        "PUI" means Pioneer UAV, Inc.

        "Quick Ratio" means the ratio of: (i) the sum of cash, marketable securities and billed accounts receivable (excluding any account as to which Lender's security interest in the account would be subordinate in priority to the rights of a surety called on to honor a payment or performance bond relating to the contract giving rise to the account or to the rights of any other third party), divided by (ii) the sum of the balances owing under the Revolving Loan, LOC Obligations, CMLT and CPCL.

        "Real Estate Collateral" means Parcel 2, the improvements thereon, and the other land and improvements encumbered by the Deed of Trust.

        "Reportable Event" means a "reportable event" as defined in Section 4043 of ERISA with respect to which the notice requirements to the PBGC have not been waived.


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
        "Revolving Note" means the Borrower's promissory note, of even date, in the amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00), payable to the order of the Lender, and evidencing Borrower's obligation to repay the Revolving Loan.

        "Senior Debt" means the sum of all funded debt, including capital leases, representing obligations of the Borrower to Lender or to any other person or entity and all LOC Obligations.

        "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

        "Tangible Net Worth" means the excess of the Borrower's total assets over its total liabilities, adjusted as provided in the following sentences of this paragraph. In determining Tangible Net Worth, total assets shall exclude treasury stock; obligations of officers, directors, employees, affiliates, shareholders or subsidiaries of the Borrower; intangibles, goodwill and any investments by Borrower in corporations, limited liability companies, partnerships, joint ventures or any other entities. Intangibles shall be deemed to include any investments in or loans to ETI, PUI or any other affiliate that is not a wholly owned subsidiary of the Borrower, and shall also include any accounts receivable by the Borrower from ETI. Investments in or assets of AAI International, Inc., Seti, Inc., AAI Medical, Inc., AAI California Carshell, Inc. or UIC International Corporation shall not be included in tangible net worth.

        "Term Note" means the Borrower's promissory note, of even date, in an amount not to exceed Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00), payable to the order of the Lender, and evidencing Borrower's obligation to repay the Term Loan.

        "Termination Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal of the Borrower or any of its subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
(iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of the Borrower or any of its subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

        "Toxic Substances" mean any materials which have been shown to have significant adverse effects on human health or which are subject to regulation under the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq., applicable state law, or any other applicable federal, state or local laws now in force or hereafter enacted relating to toxic substances. "Toxic Substances" includes, but is not limited to, asbestos, polychlorinated biphenyls (PCBs), petroleum products, and lead-based paints.

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
        1.2 Accounting Terms. Accounting terms used in this Agreement but not defined in this Agreement shall have the meanings given to them under generally accepted accounting principles.

        1.3 Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any certificate, report or other document made or delivered in connection with this Agreement.

        1.4 UCC Terms. Terms that incorporate definitions provided in the Uniform Commercial Code of a particular state have the meanings ascribed to them in the Uniform Commercial Code as adopted in that state. Terms not otherwise defined herein and not incorporating a definition under the Uniform Commercial Code of any particular state, but which are defined in the Uniform Commercial Code as adopted by the Commonwealth of Virginia, shall have the meanings ascribed to them under the Uniform Commercial Code as adopted by the Commonwealth of Virginia.

        ARTICLE 2.  LOANS.

        2.1 Revolving Line of Credit. The Lender agrees to extend the Revolving Loan to Borrower, subject to the terms and conditions of this Agreement. Until the Ending Date, Borrower may borrow, repay and reborrow Advances in accordance with this Agreement.

                    a. Amount of Credit. The maximum outstanding aggregate principal amount of all Advances under the Revolving Loan shall not at any time exceed the Maximum Revolving Commitment Amount, less the amount of LOC Obligations. Borrower may decrease the Maximum Revolving Commitment Amount by providing Lender ten (10) days prior written notice of the decrease, but the Maximum Revolving Commitment Amount may not thereafter be increased without the Lender's written consent.

                    b. Mandatory Prepayments. If at any time the outstanding principal balance under the Revolving Note exceeds the maximum amount of credit then available under the Revolving Loan, Borrower shall make an immediate principal payment on the Revolving Loan in an amount sufficient to reduce the outstanding principal balance to the amount permitted under this Agreement.

                    c. Procedure for Advances. Borrower may request Advances by telephone through its designated employee or employees as hereinafter provided. Lender shall deposit the Advance into Borrower's account with Lender if Borrower is entitled to the Advance subject to the terms and conditions of this Agreement.

                    d. Letter of Credit Subfacility. Lender shall issue Letters of Credit for the account of the Borrower from time to time upon request from Closing Date until the Ending Date, subject to the following terms and conditions:


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                              (i) the aggregate amount of LOC Obligations shall
        at no time exceed Twelve Million, Five Hundred Thousand Dollars ($12,500,000.00);

                              (ii) no Letter of Credit shall have an original expiry date more than two years from the date of issuance, unless the Lender, in its sole discretion, shall approve a request for a Letter of Credit with a longer term;

                              (iii) on the Ending Date, Borrower shall make a cash deposit (the "LOC Deposit") with Lender in an amount equal to the LOC Obligations (if any) outstanding on the Ending Date (unless the Lender, in its sole discretion, agrees to accept a guaranty or indemnity agreement in lieu of the LOC Deposit). If Borrower fails to make the LOC Deposit, Lender will be deemed to have made an Advance under the Revolving Note immediately prior to the Ending Date in an amount equal to the LOC Obligations, the Advance will serve as the LOC Deposit, Borrower shall repay the Advance, with interest, in accordance with the Revolving Note, and Borrower's obligation to repay the advance will be secured by the Collateral to the same extent as any other Advance under the Revolving Note. The LOC Deposit will secure the Borrower's obligation to reimburse Lender for any drawing under any Letter of Credit on or after the Ending Date. Lender shall be entitled to hold the LOC Deposit until all LOC Obligations have terminated or, if any drawing is made under any Letter of Credit, to apply the LOC Deposit, or part of it, to reimburse the Lender for the amount of the drawing;

                              (iv) the form of each Letter of Credit must be satisfactory to the Lender, in its sole judgment. At Lender's option, Letters of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP");

                              (v) issuance of the Letter of Credit shall not cause the sum of: (i) LOC Obligations; plus (ii) the principal amount outstanding under the Revolving Note to exceed the Maximum Revolving Commitment Amount;

                              (vi) Lender shall not be required to issue any Letter of Credit if any circumstance exists that would entitle Lender not to honor a request for an Advance under the Revolving Loan;

                              (vii) Unless the Borrower makes reimbursement from another source on the day of any drawing under any Letter of Credit, the Borrower shall be deemed to have requested an Advance under the Revolving Loan in the amount of the drawing, and (i) if Borrower is entitled to the Advance, Lender will make the Advance and apply the proceeds of the Advance to satisfy the Borrower's obligation to reimburse Lender for the amount drawn on the Letter of Credit; (ii) if Borrower is not entitled to the Advance, Lender, at its option, may nevertheless make such an Advance and apply the proceeds of the Advance to satisfy the Borrower's obligation to reimburse Lender for the amount drawn on the Letter of Credit; and (iii) in either case, the Advance shall be repayable, with interest, in accordance with the terms and conditions of the Revolving Note; and

                              (viii) In the event that, on the day of any drawing under any Letter of Credit, an Advance in the amount of the drawing would cause the outstanding principal balance under the Revolving Note to exceed the difference between the Maximum Revolving Commitment Amount and the amount of LOC Obligations, Lender shall promptly notify the Borrower of the amount of the difference (the "Overage Amount"), and the Borrower shall immediately reimburse Lender for the Overage Amount. The Borrower's obligation to reimburse the Lender for any drawing under a Letter of Credit shall be absolute and unconditional, irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Lender, the beneficiary of the Letter of Credit or any other Person. The Borrower's obligation to reimburse the Lender for any drawing under a Letter of Credit shall continue until all LOC Obligations have expired or been reimbursed, whether this occurs before or after the Ending Date.

                      e. Repayment of Revolving Loan. Borrower promises to repay the Revolving Loan, with interest, at the time and in the manner provided in the Revolving Note.

                      f. Use of Revolving Loan Proceeds. The proceeds of the Revolving Loan shall be used for working capital and to finance the performance of Government and other contracts.

                      g. Revolving Loan Fees. Borrower promises to pay Lender the following fees in consideration of entering into this Agreement. These fees are in addition to interest payable under the Revolving Note or Term Note:

                              (i) an unused fee of one-half of one percent
        (0.5%) on the unused portion of the Maximum Revolving Commitment Amount, calculated and payable quarterly, in arrears, commencing on the first day following the end of the first quarter of Borrower after the date of this Agreement. The unused fee shall be determined by applying a per-diem rate of interest, calculated on the basis of a 360 day year, to the actual number of days that the portion of the Maximum Revolving Commitment Amount is unused.

                              (ii) a letter of credit fee, calculated and payable quarterly, in arrears, equal to the face amount of the letter of credit multiplied by a per-diem interest factor for each day the letter of credit is outstanding. The per-diem interest factor shall be calculated on a 360-day year basis from an annual percentage rate determined as follows:

                                o 1.50% if the ratio of Borrower's Senior Debt to EBITDA is less than 0.75 to 1.00 as of the most recent Determination Date;

                                o 1.65% if the ratio of Borrower's Senior Debt to EBITDA is greater than or equal to .75 to 1.00 but less than or equal to
                                        1.25 to 1.00 as of the most recent
                                        Determination Date; or

                                o 2.25% if the ratio of Borrower's Senior Debt to EBITDA is greater than 1.25 to
                                        1.00 as of the most recent Determination
                                        Date.

Lender shall also be entitled to charge its customary administrative fee whenever it issues a Letter of Credit.

                      h. Field Examination Fee. Borrower shall pay all fees and costs for each field examination performed by the Lender or its agents, said field audits to be performed at any time as Lender may desire, in its sole and absolute discretion, on one occasion each year, at a cost to Borrower of no more than Seven Thousand, Five Hundred Dollars ($7,500.00); however, during the existence of an Event of Default, Lender may make as many field audits as it deems appropriate to protect its interests, each of which shall be at the Borrower's expense and which shall not be subject to the Seven Thousand, Five Hundred Dollars ($7,500.00) limit stated above.

        2.2 Term Loan. The Lender agrees to make the Term Loan to the Borrower, and the Borrower agrees to borrow the Term Loan from the Lender. The amount of the Term Loan shall be the lesser of: (i) Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00); or (ii) seventy-five percent (75%) of the fair market value of Parcel 2, which is part of the Real Estate Collateral, as determined by an MAI appraisal satisfactory to Lender. The Term Loan shall be funded in a single advance; readvances are not permitted under the Term Loan.

                      a. Repayment of Term Loan. The Borrower promises to repay the Term Loan, with interest, at the time and in the manner provided in the Term Note.

                      b. Mandatory Prepayment. All proceeds of the Real Estate Collateral shall be applied to the repayment of the principal outstanding under the Term Loan. By way of example, and not in limitation, sales proceeds, insurance proceeds or condemnation proceeds of the Real Estate Collateral shall be used to pay the outstanding principal balance under the Term Loan.

                      c. Use of Term Loan Proceeds. The Borrower shall use the proceeds of the Term Loan for working capital and to finance the performance of government and other contracts and for any other lawful business purpose, except purposes prohibited by this Agreement.

                      d. Term Loan Fees. Borrower shall pay to Lender, on the Closing Date, a commitment fee for the Term Loan in the amount of Ninety-Three Thousand, Seven Hundred and Fifty Dollars ($93,750.00).

                      e. Post-Closing Appraisal. Borrower acknowledges that Lender has agreed to advance the full amount of the Term Loan on the date of this Agreement notwithstanding that Lender has not received the required appraisal of Parcel 2. Borrower agrees that Lender may obtain such an appraisal at the Borrower's expense. If the appraisal shows that the fair market value of Parcel 2 is less than Eight Million, Three Hundred and Thirty-Three Thousand, Three Hundred and Thirty-Three Dollars ($8,333,333.00), Lender may, at its option, notify Borrower to make an immediate prepayment or principal under the Term Note in such amount as will reduced the outstanding principal balance under the Term Note to an amount equal to seventy percent (70%) of the fair market value of Parcel 2, as determined by the appraisal. Borrower promises to make such a prepayment immediately upon receipt of notice from Lender that the prepayment is required. Failure to make such a prepayment will constitute an Event of Default under the Term Note and under this Agreement.

        ARTICLE 3.  CONDITIONS PRECEDENT TO LOANS.

        3.1 Conditions Precedent to Initial Advance. The obligation of the Lender to make any Advance under the Revolving Loan or the single advance under the Term Loan is subject to the satisfaction (in the good faith judgment of the Lender) of the following conditions on or before the Closing Date:

                      a. Representation and Warranties; Compliance. All representations and warranties made by Borrower in or in connection with this Agreement or any of the other Loan Documents or otherwise made in writing in connection with this Agreement shall be true and correct on the Closing Date, and the Borrower shall have performed all of the promises under this Agreement and satisfied all of the conditions of this Agreement that the Borrower was required to perform or to satisfy as of the Closing Date.

                      b. Documents Concerning the Borrower. Borrower shall deliver to the Lender copies of all documents requested by the Lender, including a complete, correct and current correct copy of the Borrower's Articles of Incorporation, certified by the Secretary of State of the Borrower's state of incorporation; a complete, correct and current copy of its Bylaws, certified by Borrower's corporate secretary; a complete, correct and current copy of all resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Agreement and of the other Loan Documents, certified by Borrower's corporate secretary; and appropriate certificates of incumbency for those officers of Borrower executing this Agreement or any of the other Loan Documents, certified by Borrower's corporate secretary and president. In addition, the following documents and materials shall have been delivered to the Lender, and must be satisfactory to the Lender in form and substance:

                              (i) All supporting documentation with regard to
               the Borrower as the Lender may require;

                              (ii) Such additional information, instruments,
               opinions, documents, certificates and reports relating to the Borrower or the Collateral as the Lender may deem necessary; and
               (iii) Such lien releases or termination statements as Lender may deem necessary to remove any Encumbrances on the Collateral..

                      c. Executed Notes and Loan Documents. Borrower shall deliver to the Lender, fully executed: this Agreement, the Revolving Note, the Term Note, the Deed of Trust, UCC-1 Financing Statements and such other documents, instruments and certificates as the Lender may reasonably require, in form and substance satisfactory to the Lender.

                      d. Pledge Agreements. United Industrial Corporation shall have entered into a First Amendment to Pledge and Agreement confirming its prior pledge of all of its stock in AAI Corporation, Symtron Systems, Inc., Detroit Stoker Company, Neo Products Co. and UIC-Del. Corporation as security for the Loans, AAI Corporation shall have entered into a First Amendment to Pledge and Security Agreement confirming its prior pledge of all of the stock in AAI Systems Management, Inc., AAI/ACL Technologies, Inc., Seti, Inc., AAI Medical Corporation, AAI MICROFLITE Simulation International Corporation, AAI International, Inc., AAI Engineering Support, Inc. and AAI California Carshell, Inc. as security for the Loans, and Detroit Stoker Company shall have entered into a Pledge Agreement pledging all of its stock in Midwest Metallurgical Laboratory, Inc. as security for the Loans. The Pledge Agreements shall constitute first liens on the pledged stock, and the representations and warranties contained in the Pledge Agreements and in the Borrower Information Statements concerning the pledged stock shall be true and correct.

                      e. Financing Statements. All Financing Statements deemed necessary by the Lender to perfect its security interest in the Collateral or any other collateral securing the Loans.

                      f. Assurances Regarding Real Estate Collateral. The following information and documents regarding the Real Estate Collateral and such supporting information as Lender may require, each of which must be satisfactory to the Lender:

                              (i) An appraisal of the Real Estate Collateral by
               an MAI qualified appraiser;

                              (ii) Proof that the Real Estate Collateral
               complies with applicable zoning and land use laws and regulations;

                              (iii) Proof that Parcel 2 is a subdivided lot and
               may be foreclosed separately from the other Real Estate
               Collateral;

                              (iv) Phase 1 environmental site assessment of the
               Real Estate Collateral, with proof that any recognized environmental condition on Parcel 2 will be remediated at a time and in a manner satisfactory to the Lender in its sole discretion; and

                              (v) Title insurance commitments and policies,
               closing protection letters, surveys, deeds of trust, assignments of leases, casualty insurance policies and other documentation customarily required by Lender when it makes loans secured by a first deed of trust on real estate.

                      g. Legal Opinion. Borrower shall deliver to the Lender a written opinion or opinions of legal counsel for Borrower dated the Closing Date and addressed to the Lender, which opinions must be in form and content satisfactory to the Lender. Without limiting the generality of the foregoing, the opinion or opinions must address the Borrower's organization, existence, power, good standing and authority and as to the validity, binding effect and enforceability of the Loan Documents, including the existence, validity, enforceability, attachment, perfection, and binding effect of any security interest, lien or assignment being granted by Borrower to Lender with respect to the Collateral or the Real Estate Collateral.

                      h. Compliance with Covenants. Borrower shall establish to Lender's satisfaction that the Advance will not cause Borrower to cease to comply with Borrower's financial covenants as set forth hereinafter.

        3.2 Future Advances. The obligation of the Lender to make any Advance under the Revolving Loan subsequent to the Closing Date is conditional on:

                      a. the Lender's determination, in good faith, that the conditions precedent to the first Advance are satisfied as of the Borrowing Date for the subsequent Advance; and

                      b. the Lender's determination, in good faith, that no material adverse change has occurred in the financial condition of the Borrower from that disclosed in the most recent financial statements furnished to the Lender prior to the Closing Date; and

                      c. no Event of Default has occurred and remains uncured, and no event has occurred or circumstance exists which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

        3.3 Lender's Right To Rely On Communications. Borrower shall provide the Lender with written notice designating employees or agents of the Borrower who are authorized to communicate with Lender on the Borrower's behalf regarding Advances and other matters pertaining to this Agreement. Until further notice, Borrower designates Paul J. Michaud and

James Perry, or any one of them, as its employees authorized to communicate with the Lender. The Borrower authorizes the Lender to accept, rely upon, act upon and comply with, any verbal or written instructions, requests, confirmations and orders of any employee or agent so designated by the Borrower. The Borrower acknowledges that the transmission between the Borrower and the Lender of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures as Borrower deems necessary to protect its interests. The Borrower hereby assumes all risk of loss arising out of: (i) the Lender's acceptance, reliance on, compliance with or observation of any such instructions, requests, confirmations or orders; and (ii) any such errors, omissions, mistakes and discrepancies, except those caused by the Lender's gross negligence or willful misconduct. Borrower agrees to indemnify Lender and to hold Lender harmless for and from all claims, demands, suits, actions, judgments, decrees, losses or damages, including attorneys fees and expenses, that Lender may incur as a result of the foregoing events or occurrences for which the Borrower has assumed the risk of loss.

        ARTICLE 4.  SECURITY.

        4.1 Grant of Security Interest. As security for the payment of the Loans, the Borrower hereby assigns, grants and conveys to the Lender a security interest in the Collateral. The Borrower further agrees that the Lender shall have in respect of the Collateral all of the rights and remedies of a secured party under the Uniform Commercial Code, other applicable law and this Agreement. The Borrower covenants and agrees to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Lender to perfect the security interest hereby granted. In requesting financing statements, Lender will endeavor to cooperate with the Borrower to minimize recordation taxes, but the Lender's judgment regarding what financing statements should be filed shall control, and the Borrower shall pay all recordation taxes required for such financing statements. The Borrower shall not dispose of the Collateral, or any part thereof, other than in the ordinary course of its business or as otherwise may be permitted by this Agreement. This grant of a security interest is in addition to the security interests and liens granted to the Lender under the Existing Security Documents; this grant of a security interest shall not be construed as releasing any security interest or lien granted under the Existing Security Documents. The Borrower ratifies and confirms all financing statements previously filed to perfect the security interests granted by the Existing Security Documents, which financing statements are being simultaneously assigned to the Lender, and the Borrower agrees that those financing statements continue to perfect the security interests granted by the Existing Security Documents and shall perfect any additional security interests granted by this Loan Agreement.

        4.2 Certain Rights of the Lender. The Lender shall have the right, but not the obligation, (i) to pay any taxes or levies on the Collateral or any costs to repair or to preserve the Collateral; and (ii) to cure any defaults by Borrower on contracts by the Borrower intended to give rise to Accounts. Such payments and the costs of curing such defaults shall constitute Advances under the Revolving Note and secured pursuant to this Agreement notwithstanding that such Advances may cause the unpaid principal balance of the Loan to exceed the Maximum Revolving Commitment Amount.

        4.3 Financing Statements. At the request of the Lender, Borrower will join with the Lender in executing financing statements, continuation statements and other documents with respect to the Collateral pursuant to the Uniform Commercial Code or otherwise, in form satisfactory to the Lender, and Borrower will pay the cost of filing the same in all public offices wherever the Lender deems filing to be necessary or desirable. Borrower grants the Lender the right, at the Lender's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code and otherwise, without Borrower's signature, and irrevocably appoints the Lender as Borrower's attorney-in-fact to execute any such statements and documents in Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and to continue the security interests conferred by this Agreement.

        4.4 No Release. No injury to, loss or destruction of, or release of Lender's security interest in, any item of the Collateral shall relieve Borrower of any obligation under this Agreement or under any of the other Loan Documents.

        4.5 Assignment of Payments Under Certain Government Contracts and Government Accounts. If an Event of Default occurs, Borrower shall, at Lender's option, execute and deliver to the Lender specific Assignments of Payments due or to become due with respect to any Government Account designated by the Lender. Borrower shall execute and deliver any and all documents and take any and all steps necessary to provide the Lender with an Assignment. The separate Assignment to the Lender of a right to payment under specific Government Contracts, as contemplated under this Section, shall not be deemed to limit the Lender's security interest to Payments under those particular Government Contracts and the related Government Accounts, but rather the Lender's security interest, as stated above, shall extend to Payments under any and all Government Contracts and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Borrower.

        4.6 Additional Remedy for Failure to Assign Payments. Borrower acknowledges that the Lender will be irreparably harmed if Borrower fails to assign Payments due or to become due under any Government Contract when required by this Agreement, and that the Lender shall have no adequate remedy at law. Therefore, the Borrower agrees that the Lender shall be entitled, in addition to all other remedies allowed by law or under this Agreement, to injunctive or other equitable relief to compel Borrower's compliance with the provisions of this Agreement requiring the Borrower to assign Payments due or to become due under any Government Contract.

        4.7 Other Collateral. The Deed of Trust grants a separate security interest in the Real Estate Collateral, fixtures and personalty used in connection with the Real Estate Collateral and in the rents, leases, issues and proceeds of the Real Estate Collateral. The Pledge Agreements grant security interests in the stock pledged by the Pledge Agreements. The Existing Security

Documents grant Lender certain security interests in the collateral covered by the Existing Security Documents.

        4.8 Construction. The security interests, rights and remedies of the Lender under this Agreement and the Existing Security Documents shall be cumulative. This Agreement shall not be construed as diminishing any security interest, right or remedy granted to the Lender by the Existing Security Documents. The Existing Security Documents shall not be construed as diminishing any security interest, right or remedy granted to the Lender under this Agreement. Subject to the foregoing provisions of this paragraph, in the event of an irreconcilable conflict between this Agreement and any of the Existing Security Documents, the provisions of this Agreement shall control.

        ARTICLE 5.  BORROWER'S REPRESENTATIONS AND WARRANTIES.

        To induce the Lender to enter into this Agreement and to extend the Revolving Loan and Term Loan to Borrower, Borrower makes the following representations and warranties to the Lender. These representations and warranties are continuing, and each request for an Advance shall be deemed to be an affirmation of these representations and warranties as of the date of the most recent Compliance Certificate submitted prior to the request.

        5.1 Corporate Authority; Subsidiaries. Borrower (i) is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, (ii) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification, and (iii) has the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its properties, to carry on its business as currently conducted, to execute and deliver and perform the Loan Documents, to incur the obligations provided for herein and therein, and to perform the transactions contemplated hereby and thereby (including without limitation, the creation of the lien and security interest in favor of the Lender in the Collateral, the Real Estate Collateral and all other collateral required by this Agreement), all of which have been duly and validly authorized by all proper and necessary action (all of which actions are in full force and effect). Borrower has no subsidiaries other than those previously disclosed in writing to the Lender. Each of the Persons comprised by the term Borrower maintains it chief executive office at the location stated in Exhibit D attached hereto and made a part hereof. Without limiting the generality of the foregoing, the specific information provided in the Borrower Information Statements is incorporated into Borrower's representations and warranties under this Agreement to the same effect as if herein fully set forth herein.

        5.2 Approvals. Borrower has provided Lender with a true and accurate certificate of a Resolution of the Borrower's Board of Directors authorizing the loan transactions contemplated by this Agreement. No further approval, consent or other action by the stockholders of Borrower, by any governmental authority or by any other Person is or will be necessary to permit the valid execution, delivery or performance by Borrower of this Agreement or any of the other Loan Documents.

        5.3 Binding Effect, No Violations. Each of the Loan Documents, upon its execution and delivery, will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The execution, delivery and performance of the Loan Documents will not (i) violate, conflict with or constitute a default (with due notice, lapse of time or both) under any law, regulation, order or any other requirement of any court, tribunal, arbitrator or governmental authority, any terms of the Articles or Certificate of Incorporation or Bylaws of Borrower, or any contract, agreement or other arrangement binding upon or affecting Borrower or any of its properties, or (ii) result in the creation, imposition or acceleration of any indebtedness or any Encumbrance of any nature upon, or with respect to, Borrower or any of its properties.

        5.4 Litigation. Except as disclosed in Schedule 5.4 attached hereto and made a part hereof, there is no claim, litigation, proceeding or investigation pending, threatened or reasonably anticipated against or affecting Borrower, its properties or business, this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, before or by any court, tribunal, arbitrator or governmental authority claiming against the Borrower an amount equal to or greater than Five Hundred Thousand Dollars ($500,000.00), or any series of related claims against the Borrower having an aggregate amount equal to or greater than Five Hundred Thousand Dollars ($500,000.00), and there is no possibility of any judgment, liability or award which reasonably may be expected to result in any material adverse change in the business, operations, prospects, properties or assets or condition, financial or otherwise, of Borrower. Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule, award or regulation of any court, governmental instrumentality or agency, commission, board, bureau, arbitrator or arbitration panel.

        5.5 Title to and Condition of Assets. Except as previously disclosed to the Lender by Borrower in writing or as permitted by Section 7.2 hereinafter, the Borrower has good, valid and marketable title to all of its properties and assets (whether real or personal), and there exist no Encumbrances on any of Borrower's properties or assets, including without limitation, the Collateral. Borrower's personal property is in good operating condition and repair in all material respects, and is suitable and adequate for the uses for which it is being used. Upon the execution and delivery of this Agreement, and upon the filing of financing statements or the Lender's taking possession of the Collateral, as the case may be, the Lender will have a good, valid and perfected first priority lien and security interest in the Collateral, subject to no Encumbrance in favor of any other Person, except as permitted by Section 7.2 hereinafter.

        5.6 Loan Application. The statements made and the documents delivered by Borrower to the Lender in connection with its application for the Revolving Loan and Term Loan and in connection with this Agreement and the other Loan Documents are true, correct and complete, in all material respects, omit no material facts, are not misleading, and present fairly the condition (financial or otherwise) of Borrower.

        5.7 No Change. No change in the business, operations, properties or condition (financial or otherwise) of Borrower, or any other event, has occurred since the date of the most recent financial statements submitted to the Lender by Borrower, which change might adversely affect the ability of Borrower to perform or comply with all terms, conditions and agreements to be performed or complied with by Borrower under this Agreement or under any of the other Loan Documents, or to perform the transactions contemplated hereby and thereby.

        5.8 Taxes. Borrower has filed all tax returns and reports required by any governmental authority to be filed by Borrower, and such returns and reports are true and correct. Borrower has paid all taxes, assessments and other government charges imposed upon it or its income, profits or properties, or upon any part thereof, other than those presently payable without penalty or interest. The amounts reserved as a liability for income and other taxes payable in the most recent financial statements of Borrower provided to the Lender are sufficient for the payment of all unpaid federal, state, county and local income, excise, property and other taxes, whether or not disputed, of Borrower accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto, and for which Borrower may be liable in its own right or as a transferee of the assets of, or as successor to, any other Person.

        5.9 No Default. No Event of Default, and no event which with notice, lapse of time or other condition would constitute an Event of Default, has occurred and is continuing.

        5.10 Compliance with Laws, Governance Documents and Agreements. Borrower has complied and is in full compliance with all applicable laws, ordinances, rules, regulations, orders and other requirements of any governmental authority or arbitrator, and with all of the Borrower's Governance Documents, and with each agreement binding upon or affecting Borrower or any of its properties. Borrower will take all necessary actions to remain in full compliance with such laws, rules, regulations, orders, requirements, Governance Documents and agreements. Should Borrower be deemed by any governmental authority or deem itself to be in violation of any relevant Law, ordinance, rule, regulation or requirement, Governance Document or agreement, it will notify the Lender promptly of such violation and take all necessary remedial actions. Without limiting the generality of the foregoing, Borrower represents to Lender that:
(1) in Schedule 5.10 attached hereto and made a part hereof Borrower has disclosed to Lender all of Borrower's activities that involve the use, manufacturing, storage, disposal, emission, discharge, generation or transportation of Hazardous Wastes, Toxic Substances or other materials regulated by Environmental Laws; (2) Borrower has complied and is in full compliance with all Environmental Laws, except any noncompliance disclosed to Lender in Schedule 5.10 which could not reasonably be expected to result in the imposition of a lien on any of the property, assets or revenues of the Borrower or in exposure of the Borrower to potential liability, whether for the cost of cure or remediation or otherwise, in excess of One Hundred Thousand Dollars ($100,000.00); (3) Borrower maintains in full force and effect all permits required by Environmental Laws; and (4) there exists no pending or threatened litigation, order, ruling, notice or investigation regarding the Borrower's use, manufacturing, storage, disposal, emission, discharge generation or transportation of Hazardous Wastes or Toxic Substances or regarding any violation or alleged violation of any Environmental Laws which could reasonably be expected to result in the imposition of a lien on any of the property, assets or revenues of the Borrower or in exposure of the Borrower to potential liability, whether for the cost of cure or remediation or otherwise, in excess of One Hundred Thousand Dollars ($100,000.00).

        5.11 Licenses and Contracts. Except as set forth in Schedule 5.11 attached hereto and made a part hereof, all franchises, licenses, trademarks, trade names, copyrights, patents, permits, certificates, consents, approvals, authorizations, agreements and contracts necessary to operate Borrower's business as it currently is being operated have been obtained, are in effect, are free from challenge, and are fully assignable to the Lender for the purpose of securing the Revolving Loan and Term Loan. Borrower has no knowledge and has not received any notice to the effect that any product it manufactures or sells, or any service it renders, or any process, method, know-how, trade secret, part or material it employs in the manufacture of any product it makes or sells or any service it renders, or the marketing or use by it or another of any such product or service, may infringe any trademark, trade name, copyright, patent, trade secret or legally protected right of any other Person.

        5.12 Disclosure. No representation or warranty of Borrower contained in this Agreement or any of the Loan Documents and no written statement of fact furnished or to be furnished by Borrower to the Lender pursuant to this Agreement or any of the Loan Documents, when viewed together, contains or will contain any untrue statement of a fact material to the financial condition of Borrower, or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein, or furnished herewith or therewith, not misleading.

        5.13 Trade Name; Merger. Borrower utilizes no trade names in the conduct of its business, except as disclosed in writing to the Lender, and has not changed its name, or been the surviving entity in a merger or acquired any business.

        5.14 Payment of Employees and Subcontractors. Borrower is not in default with regard to the payment of any employee or subcontractor.

        5.15 ERISA Except if (and to the extent that) the matters set forth in
Schedule 5.15 may constitute non-compliance with ERISA, Borrower is in compliance in all material respects with Borrower's obligations under ERISA. Without limiting the generality of the foregoing:

                      a. During the five-year period prior to the date on which this representation is made or deemed made; (i) no Termination Event has occurred, and, to the best of the Borrower's knowledge, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan;
(iii) each Plan has been maintained, operated and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                      b. The actuarial present value of all "benefit liabilities" under each Single Employer Plan (determined within the meaning of Section 401(a)(2) of the Code, utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the current value of the assets of such Plan allocable to such accrued liabilities.

                      c. Neither the Borrower nor any of its subsidiaries nor any ERISA Affiliate has incurred, or, to the best of the Borrower's knowledge, are reasonably expected to incur any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, any of its subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA, is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), an no Multiemployer Plan is, to the best knowledge of the Borrower, reasonably expected to be in reorganization, insolvent or terminated.

                      d. No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower or any of its subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

        5.16 Government Contracts. Borrower is not materially in default as to the terms of any Government Contract and has received no notices of default or notices to cure under any Government Contract for which the performance deficiency noted by the Government has not been cured or otherwise resolved to the Government's satisfaction.

        5.17 No Debarment. Borrower is not subject to any pending or threatened debarment proceedings.

        5.18 Assignment of Payments. Borrower has the right to assign to Lender all Payments due or to become due under each of Borrower's Government Contracts, and there exists no uncancelled prior Assignment of Payments under any of Borrower's Government Contracts.

        5.19 Assignment of Claims Act. If, after an Event of Default, Lender requires one or more Assignments, Borrower shall comply with any and all of the requirements of the Assignment of Claims Act, where such statutes are applicable to any Government Contract, and shall take all such other action as may be necessary to facilitate the assignment and perfection of the Lender's interest in Payments under any Government Contract.

        5.20 Certain Subsidiaries of AAI Corporation. None of AAI International, Inc., Seti, Inc., AAI Medical, Inc. or AAI California Carshell, Inc.: (1) currently engages in any business activity, (2) owns assets having an aggregate value in excess of Fifty Thousand Dollars ($50,000.00); or (3) has any liability, except as a guarantor of AAI Corporation's obligations to Lender under the 1994 Agreement.

        5.21 Contingent Obligations. Borrower has no contingent obligations in excess of Fifty Thousand Dollars ($50,000.00) whereby the Borrower has agreed to become liable for the obligations of a third party, such as guarantees of leases or indebtedness of the Borrower's subsidiaries or indemnity agreements for performance bonds (hereinafter sometimes called "contingent contractual obligations") except as set forth in Schedule 5.21 attached hereto and made a part hereof. The Borrower's obligations under contracts to provide goods or services to its customers shall not be considered contingent contractual obligations.

        5.22 PMSI's. Borrower has no indebtedness secured by PMSI's except as set forth in Schedule 5.22 attached hereto and made a part hereof.

        5.23 Other Indebtedness. Borrower has no indebtedness or contingent obligations not permitted under Section 7.1 hereinafter.

        ARTICLE 6.  BORROWER'S AFFIRMATIVE COVENANTS.

        Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall:

        6.1 Payment of Revolving Loan and Term Loan. Punctually make the payments on the Revolving Loan and the Term Loan at the times and places and in the manner specified in the Revolving Note and the Term Note.

        6.2 Corporate Existence. Preserve, maintain and keep in full force and effect its corporate existence in the jurisdiction of its incorporation.

        6.3 Corporate Rights and Franchises; Qualification; Orderly Conduct of Business. Preserve, maintain and keep in full force and effect all franchises, licenses, permits, certificates, consents, approvals, authorizations, agreements and contracts material to the operation of Borrower's business as it currently is being conducted, whether now existing or hereafter granted to or obtained by Borrower; qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its activities and ownership of property; continue to engage in a business of the same general type as now conducted by it; and conduct such business in an orderly, efficient and regular manner consistent with the conduct of its business prior to the date of this Agreement; however, (i) AAI Corporation may dissolve any or all of AAI International, Inc., Seti, Inc., AAI California Carshell, Inc. or AAI Medical, Inc.; and (ii) any entity comprised by the term Borrower may be dissolved or merged with the prior written consent of the Lender.

        6.4 Taxes, Charges and Obligations. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits, properties or any part thereof, prior to the date on which penalties attach thereto, as well as all claims which, if unpaid, might become an Encumbrance upon any properties of Borrower, and pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of the indebtedness and other obligations of whatever nature of Borrower; however, Borrower shall not be required to pay any such tax, assessment, charge, levy, claim, indebtedness or obligation so long as (i) the validity thereof is being contested by Borrower in good faith and by proper proceedings, (ii) Borrower sets aside on its books adequate reserves therefor, and (iii) in the case where any such tax, assessment, charge, claim or levy might become an Encumbrance upon any item of the Collateral or any part thereof, Borrower makes arrangements acceptable to the Lender to secure the payment thereof.

        6.5 Maintenance of Property. Keep all property used or useful in its business, including without limitation, the Collateral, in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements thereof.

        6.6 Insurance. Maintain and keep in full force and effect, with financially sound and reputable insurance companies reasonably acceptable to the Lender, insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower operates (but in any event, the Borrower shall insure its tangible assets for their full replacement value and shall maintain comprehensive public liability insurance with limits of not less than $1,000,000.00 for any one occurrence and $3,000,000.00 for the aggregate of all occurrences during a policy period of no more than one (1) year, together with excess liability coverage in the amount of not less than $25,000,000.00, all such insurance policies to be in form and substance reasonably satisfactory to the Lender. If requested by the Lender, Borrower shall also procure, maintain and keep in full force and effect business interruption insurance in an amount, in form and issued by companies acceptable to the Lender in all respects. All liability insurance policies shall name the Lender as an additional insured, all casualty or business interruption policies shall name Lender as loss payee, and all policies shall prohibit cancellation (including cancellation for nonpayment of premium) or reduction of coverage except with thirty (30) days' prior written notice to and consent of the Lender. At least thirty (30) days prior to the expiration date of each and every insurance policy required by this Agreement, Borrower shall obtain and deliver to the Lender a renewal or substitution policy in form and substance satisfactory to the Lender. Borrower shall also obtain and maintain in full force and effect the insurance required under the Deed of Trust.

        6.7 Contract Obligations. Perform in accordance with its terms every contract, agreement, obligation or other arrangement to which Borrower is a party or by which it or any of its property is bound including, without limiting the generality of the foregoing, Government Contracts. In the event that any material default or material performance deficiency occurs, Borrower shall notify the Lender promptly in writing. Borrower shall provide the Lender promptly with copies of any cure notices or default notices it may receive from the Government on any Government Contract and detail the proposed corrective action. At Lender's request, Borrower shall also provide Lender with copies of any stop work notices in effect at the date of the Lender's request.

        6.8 Compliance with Laws. Comply with all applicable laws, regulations, orders and other requirements of any court, tribunal, arbitrator or governmental authority, non-compliance with which could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of Borrower. Without limiting the generality of the foregoing, Borrower shall: (1) comply strictly and in all respects with all Environmental Laws affecting the Borrower or its property, subject to the provisions of Section 5.10 above; (2) promptly forward to the Lender copies of all orders, notices, permits, applications or other communications and reports finding or alleging that Borrower or its property does not comply with any of the Environmental Laws, if Borrower reasonably determines that its actual or potential liability for actual or alleged noncompliance could not possibly exceed One Hundred Thousand Dollars ($100,000.00); and (3) defend the Lender, indemnify the Lender, and hold the Lender harmless from and against any claims, demands, suits, actions, judgements, decrees, losses or damages, including attorneys' fees, arising out of the failure of Borrower of any of its properties to comply with any of the Environmental Laws, except for damages resulting from contamination of any of Borrower's properties that is caused solely by the active conduct of the Lender or the Lender's employees or agents. Nothing in this Section 6.8 shall be deemed to preclude the Borrower from joining as a potentially responsible party any group convened for the remediation or cure of any site and proposing that the Borrower's obligations under this Section be alternatively satisfied by prudent action taken in concert with such group.

        6.9 Books and Records. Keep and maintain adequate and proper records and books of account, in which complete entries are made in accordance with generally accepted accounting principles consistently applied and in accordance with all laws, regulations, orders and other requirements of any court, tribunal, arbitrator or governmental authority, reflecting all financial and other transactions of Borrower normally and customarily included in records and books of account of companies engaged in the same or similar businesses and activities as Borrower.

        6.10 Access to Borrower's Properties, Books and Records. Permit the Lender and any agents or representatives thereof to visit and inspect the Borrower's properties to examine and make abstracts from any of Borrower's books and records at any and all reasonable times and as often as the Lender or such agents or representatives may desire, and to discuss the business, operations, properties and condition (financial and otherwise) of Borrower with any of the officers, directors, agents or representatives (including without limitation, the independent certified public accountants) of Borrower. In addition to having the right to perform field audits of the Borrower's books and records, Lender shall have the right, but not the obligation, to contact the contracting officer under any Government Contract directly to determine Borrower's contract performance status on the Government Contract; however, any contact between the Lender and the contracting officer shall be made on reasonable notice to Borrower and in the presence of a representative or representatives of the Borrower. At Lender's request, Borrower shall promptly arrange for such communications between the Lender and a contracting officer.

        6.11   Financial and Other Statements.  Furnish to the Lender:

                      a. Annual Financial Statements. As soon as available, but in no event more than ninety (90) days after the close of each calendar year, a copy of Borrower's financial statements for the year in question, in form and detail satisfactory to the Lender, prepared in accordance with generally accepted accounting principles, consistently applied, and an unqualified audited opinion by an independent certified public accountant satisfactory to the Lender, which financial statements shall include a balance sheet as of the end of such year, a profit and loss statement and a cash flow statement. In addition, Borrower shall furnish to Lender projections (budgets) for the upcoming year, which projections shall include a balance sheet, profit and loss statement and cash flow statement.

                      b. Quarterly Statements and Certificates. As soon as available, but not later than forty-five (45) days after the end of each calendar quarter, Borrower shall provide Lender with an updated (1) contract backlog and contract revenue summary report related to contracts in process; (2) management prepared financial statements for Borrower, including a balance sheet (which shall include accounts receivable and payable), a profit and loss statement and a cash flow statement and (3) a Compliance Certificate.

                      c. Quarterly Receivables Reports. As soon as available, but not later than thirty (30) days after the end of each calendar quarter, Borrower shall provide the Lender with a summary accounts receivable agings report, in such form and detail as the Lender may request. The accounts receivable report shall provide a separate, detailed statement of accounts as to which Lender's security interest in the accounts would be subordinate in priority to the rights of a surety called on to honor a payment or performance bond relating to the contract or contracts giving rise to the accounts. The accounts receivable report shall be accompanied by a report of all outstanding payment or performance bonds for which the Borrower has executed an indemnity agreement.

                      d. SEC Filings. Copies of all public filings required by the Securities and Exchange Commission within one week of the filing.

                      e. Government Contract Audits. Borrower shall notify the Lender of any incurred cost audits or systems audits conducted by the Defense Contract Audit Agency conducted before the award of a contract, before the final payment on a contract, or at any other time. The notice shall be given not later than ten (10) days after the Borrower has executed a certification of agreed rates. At Lender's request, Borrower shall promptly provide the Lender with a copy of the results of any such audit, to the extent made known to the Borrower.

                      f. Additional Reports and Information. With reasonable promptness, such additional information, reports or statements as the Lender may from time to time request.

        6.12 Accounts. In addition to the other reports provided for above, Borrower shall provide Lender with such information regarding the Borrower's Accounts as Lender may reasonably request from time to time. The items to be provided under this Section are to be prepared and delivered to the Lender from time to time solely for its convenience in maintaining records of the Collateral, and Borrower's failure to give any of such items to the Lender shall not affect, terminate, modify or otherwise limit the Lender's security interest granted in the Accounts. At Lender's request, Borrower shall promptly notify the Lender when Borrower obtains any new Government Contract or Government Account, and Borrower shall furnish to the Lender, upon request, a copy of each Government Contract of Borrower and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations.

        6.13 Collateral. Execute, deliver and file, or cause the execution, delivery and filing of, any and all documents (including without limitation, financing statements and continuation statements), necessary or desirable for the Lender to create, perfect, preserve, validate or otherwise protect a first priority lien and security interest in the Collateral; maintain, or cause to be maintained, at all times, the Lender's first priority lien and security interest in the Collateral; immediately upon learning thereof, report to the Lender any reclamation, return or repossession of any goods forming a part of the Collateral, any claim or dispute asserted by any debtor or other obligor owing an obligation to Borrower, and any other matters affecting the value or enforceability or collectibility of any of the Collateral; defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Lender, and pay all costs and expenses (including attorneys' fees and expenses) incurred in connection with such defense; at Borrower's sole cost and expense (including attorneys' fees and expenses), settle any and all claims, demands and disputes, and indemnify and protect the Lender against any liability, loss or expenses arising from any such claims, demands or disputes or out of any such reclamation, return or repossession of goods forming a part of the Collateral; however, if the Lender shall so elect, the Lender shall have the right at all times to settle, compromise, adjust or litigate all claims and disputes directly with the Customer or other obligor owing an obligation to Borrower upon such terms and conditions as the Lender deems advisable, and all costs and expenses thereof (including attorneys' fees and expenses) shall be incurred for the account of Borrower and shall constitute a part of the obligations owed to the Lender and secured pursuant to this Agreement.

        6.14   Financial Covenants.  Maintain:

                      a. Debt Service Coverage Ratio. A minimum Debt Service Coverage Ratio of 2.0 to 1.0 at all times. Compliance with this covenant shall be tested quarterly.

                      b. Quick Ratio. A minimum Quick Ratio of 1.5 to 1.0 at all times. Compliance with this covenant shall be tested quarterly.

                      c. Senior Debt to EBITDA. A maximum ratio of Senior Debt to EBITDA of 1.5 to 1.0, determined in all cases on a four rolling quarter basis. Compliance with this covenant shall be tested quarterly.

                      d. Tangible Net Worth. A minimum Tangible Net Worth of Seventy Six Million Dollars ($76,000,000.00) as of March 31, 1997; provided, that the required minimum net worth shall increase by One Million Dollars ($1,000,000.00) on the last day of each calendar quarter commencing June 30, 1997 and continuing on the last day of each subsequent calendar quarter to and including December 31, 1997; and provided, further, that the required minimum net worth shall increase further by One Million, Five Hundred Dollars ($1,500,000.00) on the last day of each calendar quarter commencing March 31, 1998 and continuing on the last day of each subsequent calendar quarter to and including March 31, 2000. Compliance with this Tangible Net Worth covenant shall be tested quarterly.

        6.15 Notice of Litigation, Default and Loss. Give immediate notice to the Lender upon the occurrence of any Event of Default or event which with notice or lapse of time or otherwise would constitute an Event of Default, and of any loss or damage to any of the Collateral. Borrower also shall give immediate notice to the Lender of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency (domestic or foreign), commission, board, bureau, arbitrator or arbitration panel which, if adversely determined, could materially impair or affect the right of Borrower to carry on its business substantially as now conducted or could materially affect its respective business, operations, prospects, properties, assets (including the Collateral) or condition, financial or otherwise. Without limiting the generality of the foregoing, any claim against the Borrower in an amount equal to or greater than Five Hundred Thousand Dollars ($500,000.00), or any series of related claims against the Borrower having an aggregate amount equal to or greater than Five Hundred Thousand Dollars ($500,000.00), must be reported immediately to the Lender.

        6.16 ERISA. Give prompt notice to Lender of any of the following: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower, any of its subsidiaries or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its subsidiaries or ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a material adverse effect on the Borrower's financial condition; together, with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by Borrower with respect thereto. Promptly upon request, the Borrower shall furnish to Lender such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to file with the Department of Labor or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA). Such notice shall be given in any event within five (5) business days after the occurrence of any event that Borrower is required to report to Lender under this clause. Lender acknowledges that the Borrower has informed the Lender that the Borrower is considering terminating the defined benefit plan at Neo Products Co.

        6.17 Place of Business; Location of Records. Each of the Persons comprised by the term Borrower shall maintain its chief executive office, and the office where its records are kept, at the address stated in Exhibit D attached hereto and made a part hereof. The Borrower shall provide Lender with fourteen (14) days' advance written notice of any change in the location of any office identified in that Exhibit.

        6.18 Payments to Borrower. If Borrower has assigned Payments under any Government Contract to the Lender, remit to the Lender promptly any Payments erroneously sent directly to Borrower by the Government, and until so remitted, hold those Payments in trust for the Lender.

        ARTICLE 7.  BORROWER'S NEGATIVE COVENANTS.

        Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall not, unless the Lender otherwise consents in advance in writing:

        7.1 Indebtedness and Contingent Obligations. Contract for any additional Debt; or agree to assume, guarantee, indorse or otherwise agree in any way be or become responsible or liable, directly or indirectly, for the obligation of any other Person. However, notwithstanding the foregoing sentence, Borrower may incur the following kinds of indebtedness, if, and only if, the indebtedness (either by itself or when aggregated with other indebtedness of the Borrower), will not cause the Borrower to violate the financial covenants set forth in
Section 6.14 above or any other covenant contained in this Agreement or the other Loan Documents:

                      a. Debt in connection with trade accounts payable, payroll related costs, taxes, insurance premiums and similar liabilities in the ordinary course of business;

                      b. Debt for advances made to the Borrower by the Borrower's customers in the ordinary course of business in connection with contracts between the Borrower and any of the Borrower's customers;

                      c. Debt for overpayments made to the Borrower by the Borrower's customers in connection with contracts between the Borrower and the Borrower's customers;

                      d. Debt specifically consented to by the Lender in writing;

                      e. Debt of the Borrower on account of any judgment, decree or award entered against the Borrower, the existence of which does not constitute an Event of Default under Subsection 9.1 (h);

                      f. Detroit Stoker Company may maintain an existing line of credit from Monroe Bank and Trust Company in an amount not to exceed Two Million Dollars ($2,000,000.00), if the line of credit is unsecured by any account or other tangible or intangible asset in which Detroit Stoker Company has an interest;

                      g. Debt of the Borrower secured by Permitted Equipment PMSIs; or

                      h. outstanding "earn out" provisions by which Symtron Systems, Inc. is required to pay certain sums to former shareholders;

                      i. contingent obligations identified in Schedule 5.21 attached hereto and made a part hereof;

                      j. contingent obligations of AAI Corporation incurred pursuant to the ETI Amended Stock Subscription and Stockholders' Agreement, dated as of May 5, 1995, by and between AAI Corporation and SKODA, as;

                      k. post-retirement medical benefits covered by FAS 106;

                      l. severance benefits (if any) covered by FAS 112;

                      m. subordinated debt to which the Lender consents, provided that such consent shall be in writing and may be withheld by the Lender for any reason or for no reason; and provided, further, that the creditor on the subordinated debt shall enter into a subordination agreement acceptable to the Lender; or

                      n. indemnification agreements to induce sureties to provide performance or payment bonds required in connection with contracts by the Borrower or by ETI to supply goods or services to the Borrower's customers or to ETI's customers.

        7.2 Encumbrances. Create, incur, assume or suffer to exist any Encumbrance upon any of its properties or assets (including without limitation, the Collateral or any of AAI Corporation's stock in ETI or PUI), whether now owned or hereafter acquired, except the following:

                      a. liens for taxes not yet due and payable or the validity of which are being contested in good faith and by proper proceedings, provided that the requirements of Section 6.4(ii) and (iii) are satisfied in any such case;

                      b. carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due and payable or which are being contested in good faith by appropriate proceedings in a manner which will not, in Lender's sole judgment, jeopardize or diminish any interest of the Lender in any of the Collateral;

                      c. pledges or deposits, not exceed an aggregate amount of One Hundred Thousand Dollars ($100,000.00) in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements and otherwise made in the ordinary course of business;

                      d. easements, rights of way, restrictions and other similar encumbrances incurred in the ordinary course of business which do not materially detract from the value of the Real Estate Collateral or materially interfere with the Borrower's ordinary course of business; provided, that this paragraph shall not be deemed to require Lender to subordinate the Deed of Trust to any easement, right of way, restriction or other encumbrance on the Real Estate Collateral;

                      e. liens in favor of the Lender pursuant to the Loan Documents;

                      f. Permitted Equipment PMSIs;

                      g. liens in favor of prime contractors and customers of the Borrower, including government authorities, arising by operation of law as a result of the receipt by Borrower under a contract of progress-billing in the ordinary course of business or advance payments in the ordinary course of business and encumbering inventory, work-in-process or other assets identified or chargeable to such contract;

                      h. deposits made in the ordinary course of business to secure the performance of the Borrower's obligations under: bids for contracts, contracts to supply goods or services, or leases; or

                      i. liens arising by operation of law in favor of a surety under any performance bond permitted under this Agreement.

        7.3 Fundamental Changes. Amend its Articles or Certificate of Incorporation by any amendment which would adversely affect Borrower's ability to perform or comply with any of the terms, conditions or agreements to be performed or complied with by Borrower hereunder or to perform any of the transactions contemplated hereby, change its name, ownership or key management (said key management to include Richard Erkeneff and Paul J. Michaud, whose current offices, positions and responsibilities shall not be changed materially while this Agreement is in effect, unless they are replaced by equally capable management executives acceptable to the Lender), convert its organizational form into another entity form, reorganize, consolidate or merge with any other corporation, or purchase, lease or otherwise acquire all or substantially all of the assets of any other entity, including shares of stock of other corporations, except that Borrower may own notes and other receivables acquired in the ordinary course of business. However, this Section shall be inapplicable to changes in the ownership of shares in United Industrial Corporation. This Section shall not prohibit the merger of any wholly owned subsidiary of any of the corporations comprised by the Borrower into that corporation, nor shall this Section prohibit the Borrower from acquiring new businesses.

        7.4 Transfer of Assets. Sell, lease, assign, pledge or otherwise dispose of any of its properties, stock or assets (including without limitation, the Collateral), whether now owned or hereafter acquired, except:

                      a. obsolete or worn out equipment or other property or assets disposed of in the ordinary course of business in exchange for, at least, the fair market value thereof, and equipment or other property or assets no longer necessary in the conduct of its business disposed of in exchange for, at least, the fair market value thereof; provided, that this exception shall not authorize the disposition of any item of property of an amount greater than Five Hundred Thousand Dollars ($500,000.00) without the prior written consent of the Lender;

                      b. the sale or lease of inventory in the ordinary course of business;

                      c. the sale of Parcel 2, if the proceeds of the sale include immediately available funds sufficient to pay off the Term Note in full, and if the Term Note is, in fact, paid off in full and all sums secured by the Deed of Trust are fully paid at the closing of the sale of Parcel 2;

                      d. the sale of all or substantially all of the assets of Neo Products Co.;

                      e. the sale of all or substantially all of the assets of AAI Systems Management, Inc. on commercially reasonable terms.

        7.5 Investments. Purchase or hold any stock, or evidence of indebtedness of any other person or entity except investments in direct obligations of the United States Government and certificates of deposit of United States commercial banks insured by the Federal Deposit Insurance Corporation. Notwithstanding the foregoing: (i) Borrower may make investments in or loans to ETI, provided that the aggregate amount of all of Borrower's loans to or investments in ETI shall at no time exceed the sum of Ten Million Dollars ($10,000,000.00) and provided, further, that any guaranty of an indebtedness of ETI or other contingent contractual obligations arising out of an obligation of ETI shall be considered an investment in ETI for purposes of the foregoing limitation, but contingent liabilities incurred under indemnity agreements given to induce a surety to issue a performance or payment bond required of ETI in connection with a contract to provide goods or services to one of ETI's customers shall not be considered an investment in ETI for purposes of the foregoing limitation; (ii) Borrower may make investments in repurchase obligations with a term of not more than seven days entered into with First Union

Commercial Corporation or with any commercial bank chartered in the United States and having its deposits insured by the Federal Deposit Insurance Corporation; and (iii) Borrower may make investments in marketable securities regularly traded on a national stock exchange or on NASDAQ.

        7.6 Repurchase of Securities. Purchase, redeem or otherwise acquire any of its own capital stock or purchase, acquire, redeem, retire or make any payment on account of the principal of any indebtedness of Borrower, except: (i) at the stated maturity of such indebtedness; (ii) payments of indebtedness incurred under this Agreement; and (iii) United Industrial Corporation's repurchase of not more than Five Hundred Thousand (500,000) of its own shares, if the aggregate amount of the stock repurchases does not cause the Borrower to violate the financial covenants set forth in Section 6.14 hereinabove or any other covenant contained in this Agreement or the other Loan Documents.

        7.7 Use of Proceeds. Use, or allow the use of, the proceeds of the Revolving Loan for any purpose which would cause this Agreement to violate Regulations G, U, T or X of the Board of Governors of the Federal Reserve System; or for any purpose other than the purposes or purposes specified hereinabove.

        7.8 Other Agreements. Enter into any agreement or undertaking containing any provision which would be violated or breached by Borrower's performance of its obligations under the Loan Documents.

        7.9. Sale and Leaseback. Enter into any arrangement whereby Borrower sells or transfers all or any substantial part of its fixed assets then owned by it and thereupon, or within one (1) year thereafter, rents or leases the assets so sold or transferred from the purchaser or transferor (or their respective successors in interest); however, this Section shall not prohibit Borrower from leasing reasonable amounts of space, appropriate to Borrower's needs, in real estate assets sold by the Borrower in the ordinary course of business if, in Lender's judgment, the transaction, in its entirety, is unlikely to impair the Borrower's ability to pay the Loans or to perform its obligations under this Agreement. This Section shall not require Lender to release any security for the Loans.

        7.10 Inter-Borrower Transactions with UIC International Corporation. The aggregate amount of United Industrial Corporation's investments in or loans to UIC International Corporation shall in no event exceed the sum of Fifty Thousand Dollars ($50,000.00), and in no event shall any of the persons comprised by the term Borrower other than UIC Corporation make any investments in or loans to UIC International Corporation or transfer funds to UIC International Corporation.

        7.11 Certain Inactive Subsidiaries of AAI Corporation. Make any investment in, lend money to, advance funds to or guaranty obligations of any of the following subsidiaries of AAI Corporation: AAI International, Inc., Seti, Inc., AAI California Carshell, Inc. or AAI Medical, Inc.. Without the prior written consent of the Lender, Borrower shall not suffer or permit AAI

International, Inc., Seti, Inc., AAI California Carshell, Inc. or AAI Medical, Inc. to transact business of any kind.

        ARTICLE 8.  COLLECTION, DEPOSIT AND ASSIGNMENT OF PAYMENTS.

        8.1 Disposition of Payments. Immediately on receipt of any Payment or at the time a Customer makes a Payment, Borrower shall deposit, transfer, deliver or direct the Payment to the Lender in accordance with such instructions as the Lender may provide to Borrower from time to time. Upon receipt by the Lender of a Payment from Borrower, the Government or any other Person, the Payment shall be held by the Lender as security for the Revolving Loan and all other indebtedness of Borrower to the Lender secured under this Agreement. Pending delivery of a Payment to the Lender, Borrower will not commingle the Payment with any of Borrower's other funds or property but shall hold the Payment separate and apart and in an express trust for the benefit of the Lender until delivery thereof is made to the Lender. The Lender will handle any Payments received by Lender in accordance with the Line of Credit Procedures attached hereto as Exhibit E. However, unless and until an Event of Default occurs (or if an Event of Default occurs and subsequently is cured), the Borrower shall have a license to collect and apply Payments without regard to the requirements of this Section.

        8.2 Lockbox Collection. All Payments be directed to and deposited under a lockbox arrangement utilizing a cash collateral deposit account with the Lender. In the event the Lender requires implementation of a lockbox arrangement, Borrower shall instruct all Customers and other Persons obligated to Borrower with respect to any Account to make all Payments directly to the lockbox deposit account (if Payment is by electronic funds transfer) or to a post office box or other collection facility that is subject to the lockbox arrangement, for deposit into the lockbox deposit account. However, unless and until an Event of Default occurs (or if an Event of Default occurs and subsequently is cured), the Borrower shall have a license to collect and apply Payments without regard to the requirements of this Section.

        8.3 Rights and Responsibilities in Collection of Accounts. Notwithstanding that the Lender has the right, but not the obligation, to collect the Borrower's Accounts if an Event of Default occurs, the Lender shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom.

        ARTICLE 9.  EVENTS OF DEFAULT AND REMEDIES.

        9.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

                      a. Borrower shall fail to pay, when due, any sum payable under the Revolving Note or Term Note; or

                      b. any representation or warranty made by or on behalf of Borrower herein or in any of the other Loan Documents which, in the Lender's judgment, shall prove to have been materially incorrect or misleading or breached in any respect on or as of any date as of which made; or

                      c. Borrower shall at any time fail to observe, satisfy or perform any of the covenants or agreements contained in Article 6 or 7 hereof and, in the case of the Borrower's unintentional failure to comply with Section 6.3, 6.5, 6.6, 6.7, 6.8, 6.10, 6.11, 6.12, 6.13, 6.15, 6.16, 7.2 or 7.3, the
failure continues for fifteen (15) days after Lender gives Borrower notice of the failure; or

                      d. Borrower shall fail to observe or perform any other term, covenant or agreement contained in this Agreement or in any of the other Loan Documents and, in the case of the Borrower's unintentional failure, the failure continues for fifteen (15) days after Lender gives Borrower notice of the failure; or

                      e. a decree or order for relief of Borrower shall be entered by a court of competent jurisdiction in any involuntary case involving Borrower under any bankruptcy, insolvency or similar law now or hereafter in effect, or a receiver, liquidator or other similar agent for Borrower or for any substantial part of Borrower's assets or property shall be appointed, or the winding up or liquidation of Borrower's affairs shall be ordered, or any action by any creditor (other than the Lender) of Borrower preparatory to or for the purpose of commencing any such involuntary case, appointment, winding up or liquidation shall be taken, and such proceeding shall not have been dismissed within sixty (60) days after the date it commenced; or

                      f. Borrower shall commence a voluntary case under any bankruptcy, insolvency or similar law now or hereafter in effect, or Borrower shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator or other similar agent for Borrower or for any substantial part of Borrower's assets or property, or Borrower shall make any general assignment for the benefit of creditors, or Borrower shall take any action preparatory to or otherwise in furtherance of any of the foregoing, or Borrower shall fail generally to pay its debts as such debts come due; or

                      g. there shall be a default or event of default under any indebtedness or obligation of Borrower to any third party in excess of Five Hundred Thousand Dollars ($500,000.00) that causes that third party to declare such indebtedness or other obligation due prior to its scheduled date of maturity; or

                      h. one or more judgments or decrees in an aggregate amount of more than Five Hundred Thousand Dollars ($500,000.00) shall be entered against Borrower (not paid or fully covered by insurance) and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

                      i. any material change in the business, operations, property, assets or condition (financial or otherwise) of Borrower shall occur which adversely affects the ability of Borrower to meet and carry out its obligations under this Agreement or any of the other Loan Documents or to perform the transactions contemplated herein or thereby, the materiality of such change to be determined by the Lender in good faith; or

                      j. any investigative proceeding, audit or other action shall be initiated by or on behalf of any Customer, which is based upon a claim or contest with respect to any Government Contract or Government Account if: (i) a determination adverse to the Borrower, would have a material adverse effect on the Borrower's financial condition, as determined by the Lender in its sole discretion, and (ii) in Lender's sole judgment, there exists a reasonable likelihood that the claim or contest will be determined adversely to the Borrower; or

                      k. any material default by Borrower occurs under the terms of any Government Contract or any material breach in Borrower's performance obligations occurs under any Government Contract; or

                      l. any Government Contract is terminated for default; or

                      m. the bonding company under any payment or performance bond issued for the Borrower or for which the Borrower has entered into an indemnity agreement is called upon to perform under the bond; or

                      n. any attachment or garnishment shall be issued against Borrower; or any loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage or for which, in the opinion of the Lender, there is insufficient insurance coverage; or

                      o. the majority voting control in Borrower is directly or indirectly sold, assigned, transferred, encumbered or otherwise conveyed without the prior written consent of the Lender; or

                      p. any of the following events or conditions shall occur:
(1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower or any of its subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan;
(2) a Termination Event shall occur with respect to a Single Employer Plan, which, in the Lender's opinion, is likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which in the Lender's opinion, is likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any of its subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or any of its subsidiaries or any ERISA Affiliate to any liability under Section 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

        9.2 Rights and Remedies of the Lender. Upon the occurrence of any Event of Default, the Lender may, at its option, exercise any one or more of the following rights and remedies:

                      a. declare this Agreement and the Lender's obligation to make the Revolving Loan or Term Loan to be terminated, and declare the entire unpaid principal amounts of the Revolving Loan and Term Loan, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement and the other Loan Documents to be accelerated, and to be immediately due and payable (except that upon the occurrence of an Event of Default described in Sections 9.1(e) or 9.1(f), such acceleration shall occur automatically and immediately without any declaration or other action on the part of the Lender) whereupon the Revolving Loan and Term Loan, all such accrued interest, and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any of the other Loan Documents to the contrary notwithstanding;

                      b. take possession or control of, store, lease, operate, manage, sell or otherwise dispose of all or any part of the Collateral in accordance with the remedies provided to secured parties under the Uniform Commercial Code, this Agreement or other applicable law;

                      c. notify any or all Customers to make any Payments due to Borrower from such Customers directly to the Lender. To facilitate direct collection, Borrower hereby appoints the Lender and any officer or employee of the Lender, as the Lender may from time to time designate, as attorney-in-fact for Borrower to (i) receive, open and dispose of all mail addressed to Borrower and take therefrom any Payments on or proceeds of Accounts; (ii) take over Borrower's post office boxes or make such other arrangements, in which Borrower shall cooperate, to receive Borrower's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender shall designate; (iii) endorse the name of Borrower in favor of the Lender upon any and all checks, drafts, money orders, notes, acceptances or other evidences of payment or Collateral that may come into the Lender's possession; (iv) sign and endorse the name of Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Customer, to drafts against any Customer, to assignments of Accounts, and to notices to any Customer; and (v) do all acts and things necessary to carry out this Agreement and the transactions contemplated hereby, including signing the name of Borrower on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted under the Uniform Commercial Code of any appropriate state. Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither the Lender nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law of any such attorney-in-fact. This power, being coupled with an interest and given to secure an obligation, is irrevocable so long as the Revolving Loan, Term Loan or either of them remain unsatisfied, or any Loan Document remains effective, as solely determined by the Lender;

                      d. in the Lender's own name, or in the name of Borrower, demand, collect, receive, sue for and give receipts and releases for, any and all amounts due on Accounts;

                      e. endorse as the agent of Borrower any chattel paper, documents or instruments forming all or any part of the Collateral;

                      f. make formal application for the transfer of all of Borrower's permits, licenses, approvals, agreements and the like relating to the Collateral or to Borrower's business to the Lender or to any assignee of the Lender or to any purchaser of any of the Collateral;

                      g. obtain appointment of a receiver for all or any of the Collateral, Borrower hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment. Any receiver so appointed shall have such powers as may be conferred by the appointing authority including any or all of the powers, rights and remedies which the Lender is authorized to exercise by the Loan Documents, and shall have the right to incur such obligations and to issue such certificates therefor as the appointing authority shall authorize;

                      h. take any other action which the Lender deems necessary or desirable to protect and realize upon its security interest in the Collateral;

                      i. in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by the Lender under other provisions of this Agreement, under any of the other Loan Documents, or provided by applicable law (including, without limiting the generality of the foregoing, the Uniform Commercial Code).

        9.3 Application of Proceeds. Any proceeds from the collection or sale or other disposition of the Collateral shall be applied in the following order of priority:

               First, to the payment of all expenses of collecting, storing, leasing, operating, managing, selling or disposing of the Collateral, and to the payment of all sums which the Lender may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon such Collateral or any part thereof, and of all other payments which the Lender may be required or authorized to make under any provision of this Agreement or of any other Loan Document (including in each such case legal costs and attorneys' fees and expenses);

               Second, to the payment of all obligations on the Revolving Loan or Term Loan under this Agreement, and under the other Loan Documents, and to the payment of any other obligations due to the Lender, in such order as the Lender may determine in its sole discretion; and

               Third, to the payment of any surplus then remaining to Borrower, unless otherwise provided by law or directed by a court of competent jurisdiction; provided that Borrower shall be liable for any deficiency if the proceeds of the Collateral are insufficient to satisfy all obligations due to the Lender.

        9.4 Collection/Enforcement Costs. Borrower shall pay all costs and expenses incurred by Lender in connection with the enforcement of its rights under this Agreement and the other Loan Documents, including without limitation, legal costs and attorneys' fees (whether or not suit is instituted), and in connection with the collection of any sums from Borrower.

        ARTICLE 10.  MISCELLANEOUS PROVISIONS.

        10.1 Additional Actions and Documents. Borrower shall take or cause to be taken such further actions, shall execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Lender may reasonably request in order fully to effectuate the purposes, terms and conditions of this Agreement and the other Loan Documents, whether before, at or after the closing of transactions contemplated hereby and thereby or the occurrence of an Event of Default hereunder.

        10.2 Expenses. Borrower shall, whether or not the transactions contemplated hereby are consummated, (i) reimburse the Lender and save the Lender harmless against liability for the payment of all out-of-pocket expenses arising in connection with the preparation, execution, delivery, administration or enforcement of, or the preservation or exercise of any rights (including the right to collect and dispose of the Collateral) under this Agreement or any of the other Loan Documents, including without limitation, the fees and expenses of an audit by employees or agents of the Lender and of counsel to the Lender; and
(ii) pay, and hold the Lender and each subsequent holder of the Note harmless from and against, any and all present and future stamp taxes or similar document taxes or recording taxes and any and all charges with respect to or resulting from any delay in paying, or failure to pay, such taxes.

        10.3 Notices. All notices, demands, requests or other communications provided for herein or in the other Loan Documents shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

If to Borrower:

United Industrial Corporation and AAI Corporation
c/o AAI Corporation
York Road and Industry Lane
Hunt Valley, MD 21030-0126

Attention: Paul J. Michaud

with a copy to:

John Scaldara, Esquire
Scaldara & Potler, LLC
c/o Semmes, Bowen & Semmes
250 West Pratt Street
Baltimore, MD 21201

If to Lender:

First Union Commercial Corporation
1970 Chain Bridge Road
McLean, Virginia 22102

Attention:  Jeffrey R. McGrath, Vice President

If the Borrower comprises more than one Person, notice to the Borrower at the address specified above in this section for United Industrial Corporation shall constitute notice to all such Persons, and each Person signing below as the Borrower hereby irrevocably appoints as that Person's agent to receive notices from the Lender under this Agreement or the other Loan Documents.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication thereafter may be so given, served or sent. Each notice, demand, request or communication which is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered: (i) to the United States Postal Service, in the case of a notice given by certified mail; or (ii) to the addressee (or at such time as delivery is refused by the addressee upon presentation) in the case of a notice given by hand delivery.

Any notices required under the Uniform Commercial Code with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed by the Lender to the persons entitled thereto at their last known address at least five (5) days prior to disposition of the Collateral and, in the case of a private sale of Collateral, need state only that the Lender intends to negotiate such a sale.

        10.4 Severability. If fulfillment of any provision of the Loan Documents or performance of any transaction related thereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity; and if any clause or provision contained in any Loan Document operates or would operate prospectively to invalidate any Loan Document, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein or therein contained, and the remainder of the Loan Documents shall remain operative and in full force and effect.

        10.5 Survival. It is the express intention and agreement of the parties hereto that all covenants, agreements, statements, representations, warranties and indemnities made by Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of all Advances and extensions of credit thereunder.

        10.6 Waivers. No waiver by the Lender of, or consent by the Lender to, a variation from the requirements of any provision of the Loan Documents shall be effective unless made in a written instrument duly executed on behalf of the Lender by its duly authorized officer, and any such waiver shall be limited solely to those rights or conditions expressly waived.

        10.7 Rights Cumulative. The rights and remedies of the Lender described in any of the Loan Documents are cumulative and not exclusive of any other rights or remedies which the Lender or the then holder of the Revolving Note or Term Note otherwise would have at law or in equity or otherwise. No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances.

        10.8 Entire Agreement; Modification; Benefit. This Agreement, the exhibits hereto, and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the matters contemplated herein, supersede all prior oral and written agreements with respect to the matters contemplated herein, and may not be modified, deleted or amended except by written instrument executed by the parties. All terms of this Agreement and of the other Loan Documents shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns; however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

        10.9 Setoff. In addition to any rights or remedies of the Lender provided by law, upon the occurrence of any Event of Default hereunder, the Lender is irrevocably authorized, at any time or times without prior notice to Borrower, to set off, appropriate and apply any and all deposits, credits, indebtedness or claims at any time held or owing by the Lender to or for the credit or the account of Borrower, in such amounts as the Lender may elect, against and on account of the obligations and liabilities of Borrower to the Lender hereunder or under any of the other Loan Documents, whether or not the Lender has made any demand for payment, and although such obligations and liabilities may be contingent or unmatured.

        10.10 Construction. This Agreement and the other Loan Documents, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof) except that security interests in Accounts shall be governed, as to each of the Persons comprised by the Borrower who owns an Account, by the laws of the state in which such Person, as owner of the Accounts, maintains its chief executive office. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.

        10.11 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person may require.

        10.12 Headings. Article, section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        10.13 Payments. If any payment or performance of any of the obligations under this Agreement or any of the other Loan Documents becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at the then applicable rate during such extension.

        10.14 Execution. To facilitate execution, this Agreement and any of the other Loan Documents may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement or any other Loan Document to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.

        10.15 Consent to Jurisdiction. Subject to any provision of this Agreement requiring that disputes be submitted to arbitration, the Borrower irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Agreement or the other Loan Documents. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower.

        10.16 Waiver of Jury Trial. Borrower and the Lender hereby waive, to the fullest extent permitted by law, trial by jury in any litigation between the Lender and Borrower arising out of the Loan Documents and the transactions contemplated thereby. The parties make this waiver knowingly, willingly and voluntarily for the purpose of expediting the resolution of any disputes that may arise between them and reducing the cost of resolving such disputes. The parties warrant and represent to each other that each of them has been advised by independent legal counsel of the consequences of this waiver prior to signing this Agreement.

        10.17 Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. THE PARTIES SHALL SHARE THE COSTS OF THE ARBITRATION EQUALLY, BUT EACH PARTY SHALL BE RESPONSIBLE FOR ITS OWN LEGAL FEES INCURRED IN THE ARBITRATION. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR

OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY.

10.18 Recitals. The recitals preceding Article One are incorporated into and made a part of this Agreement.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                                       UNITED INDUSTRIAL CORPORATION

                                       By: /s/ James Perry
                                          -----------------------------------
                                          James Perry, Treasurer & Chief
                                          Financial Officer



                                       AAI CORPORATION

                                       By: /s/ Paul J. Michaud
                                          -----------------------------------
                                          Paul J. Michaud, Vice President,
                                          Chief Financial Officer & Treasurer

                                       AAI ENGINEERING SUPPORT, INC.

                                       By: /s/ Paul J. Michaud
                                          -----------------------------------
                                          Paul J. Michaud, Vice President,
                                          Chief Financial Officer & Treasurer



                                       AAI SYSTEMS MANAGEMENT, INC.

                                       By: /s/ Paul J. Michaud
                                          -----------------------------------
                                          Paul J. Michaud, Vice President,
                                          Chief Financial Officer & Treasurer



                                       AAI/ACL TECHNOLOGIES, INC.

                                       By: /s/ Paul J. Michaud
                                          -----------------------------------
                                          Paul J. Michaud, Vice President &
                                          Chief Financial Officer



                                       DETROIT STOKER COMPANY

                                       By: /s/ James Perry
                                          -----------------------------------
                                          James Perry
                                          Vice President



                                       MIDWEST METALLURGICAL
                                       LABORATORY, INC.

                                       By: /s/ James Perry
                                          -----------------------------------
                                          James Perry
                                          Vice President

                                       NEO PRODUCTS CO.

                                       By: /s/ James Perry
                                          -----------------------------------
                                          James Perry
                                          Vice President


                                       SYMTRON SYSTEMS, INC.

                                       By: /s/ James Perry
                                          -----------------------------------
                                          James Perry, Chief Financial
                                          Officer, Asst. Treasurer & Asst.
                                          Secretary


                                       UIC-Del. CORPORATION

                                       By: /s/ Paul J. Michaud
                                          -----------------------------------
                                          Paul J. Michaud
                                          President & Treasurer



                                       AAI MICROFLITE Simulation International
                                       Corporation

                                       By: /s/ Paul J. Michaud
                                          -----------------------------------
                                          Paul J. Michaud
                                          President


                                       First Union Commercial Corporation

                                       By: /s/ Jeffrey R. McGrath
                                          -----------------------------------
                                          Jeffrey R. McGrath
                                          Vice President

                                   EXHIBIT "A"

                            INSTRUMENT OF ASSIGNMENT

        FOR AND CONSIDERATION OF A Seventeen Million, Five Hundred Thousand ($17,500,000.00) loan evidenced by a Revolving Note dated ______________, and loans heretofore made and which may hereafter be made by First Union Commercial Corporation, a national banking association organized and existing under the laws of the United States of America (hereinafter referred to as the "Lender") to ________________________ (hereinafter referred to as the "Assignor"), Assignor does hereby assign in accordance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727, 41 U.S.C. 15) and any other amendments thereto, all money or moneys due and/or to become due under certain contract numbered (hereinafter referred to as the "Contract") between Assignor and the ____________________, and any and all additions, amendments, change orders, supplements or other modifications, now or hereinafter in effect to or of the Contract.


ASSIGNOR:

---------------------------
[typed name of assignor]



By:                         ATTEST:
Name:                        Name:
[President or Auth. Repres.] [Secretary or Assistant Secretary]


Title:                       Title:

DATE: _____________________          DATE: ___________________________


[Must be impressed with corporate seal or accompanied by certified copy of board of director's resolution authorizing the signing representative to execute the assignment]

                                   EXHIBIT "B"

                              NOTICE OF ASSIGNMENT
            [original and three copies to be sent to administrative contracting officer and to contract disbursing officer]


This notice sent to:                _______ Administrative Contracting Officer
                                    _______ Disbursing Officer


TO:     _______________________________

        -------------------------------

        -------------------------------

        -------------------------------


        This has reference to Contract No.           (the "Contract") dated
                  entered into between

__________________________,                  _____________________ ("Assignor")

[Assignor]                                   [Assignor's Address]

and ______________________,                  __________________________________

        [Government Agency]                  [Government Agency's Address]

for __________________________________________.

        [Nature of Contract]


        Money or moneys due or to become due under the Contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15, and all amendments thereto.

        An original photostatic copy of the Instrument of Assignment executed by the Contractor on __________________________ is attached to the original hereof.

        Payments due or to become due under the Contract should be made to the undersigned Assignee (first address below).

        Please return to the Assignee one of the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

First Union Commercial Corporation ("Assignee")


By:
   Jeffrey R. McGrath
   Vice President


MAIL PAYMENTS TO THE FOLLOWING               ELECTRONIC PAYMENTS TO:
ADDRESS:

First Union Commercial Corporation           First Union Commercial Corporation
______________________________               c/o     ______________________ Bank
------------------------------                       ---------------------------
                                             ABA #   ______________________
                                             Account #      ____________________




(MAIL ACKNOWLEDGED NOTICE OF ASSIGNMENT TO):

First Union Commercial Corporation
Attn: Jeffrey R. McGrath
1970 Chain Bridge Road
McLean, Virginia 22102

Telephone No.: (703) 760-5983



                                 ACKNOWLEDGEMENT

        RECEIPT is hereby acknowledged by addressee of the above notice and of a copy of the Instrument of Assignment. These were received at
(a.m./p.m.) on          , 19   .


                                                       Signature:
                                            Print name and title:

                                   EXHIBIT "C"

                             COMPLIANCE CERTIFICATE

        THIS COMPLIANCE CERTIFICATE ("Certificate"), is given by the Borrower to the Lender pursuant to the Loan Agreement1 and to induce the Lender to extend further credit under the Loan Agreement. Capitalized terms used in this Certificate have the meanings ascribed to them in the Loan Agreement.

1. Effective Date. This Certificate is made as of ______________ [calendar quarter end].

2. Representations and Warranties. The Borrower's Representations and Warranties under Article 5 of the Loan Agreement continue to be true and correct in all material respects as of the effective date of this Certificate, except as follows [state exceptions to representations and warranties; if none, enter "None."]:

        ---------------------------------------------------------


3. Compliance with Affirmative Covenants. The Borrower is in compliance with all of its affirmative covenants under Article 6 of the Loan Agreement. Further, at the Effective Date of this Certificate:

        a.     The Tangible Net Worth required under the Loan Agreement was

               ------------------------.

        b. The Borrower's Tangible Net Worth, calculated in accordance with the Loan Agreement, was _______________.

        c. The Loan Agreement required that the Borrower's Debt Service Coverage Ratio must be not less than 2.0 to 1.0.

        d. The Borrower's Debt Service Coverage Ratio, calculated in accordance with the Loan Agreement, was ______ to 1.0.

--------
(1) Loan Agreement, as used in this Certificate, means the REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT ("Agreement") made as of June ___, 1997, by and among United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., AAI/ACL Technologies, Inc., AAI MICROFLITE Simulation International Corporation, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., and UIC-Del. Corporation (collectively, the "Borrower" and First Union Commercial Corporation (the "Lender").

        e. The Loan Agreement required that the Borrower's Quick Ratio must be not less than 2.0 to 1.0.

        f. The Borrower's Quick Ratio, calculated in accordance with the Loan Agreement, was ______ to 1.0.

        g. The Loan Agreement required that the ratio of the Borrower's Senior Debt to EBITDA must not exceed 1.5 to 1.0.

        h. The ratio of the Borrower' Senior Debt to EBITDA, calculated in accordance with the Loan Agreement, was ____ to 1.0.

        Worksheets are attached showing how the foregoing financial information was computed.

        No more than ______________ Dollars ($_________) in assets of UIC International Corporation have been included in the calculations of the Borrower's Quick Ratio or Tangible Net Worth.

4. Compliance with Negative Covenants. The Borrower has committed no violation of the negative covenants under Article 7 of the Loan Agreement.

5. No Event of Default. No Event of Default has occurred and continues to exist under the Loan Agreement, except as follows [describe event or events of default; if none, enter "None."]:

              ---------------------------------------------------------



                      AFFIDAVIT OF CHIEF FINANCIAL OFFICER


        I certify that information provided in the foregoing and annexed Compliance Certificate, having an Effective Date of ____________ is true, correct and complete.

                                               ------------------------------
                                               Name:  _______________________
                                               Title: Chief Financial Officer
State of ________________ )
County of _______________ ) S/S:

        Subscribed, sworn to and acknowledged before me this _____ day of ___________, 1997, by ___________________.

                                                   ----------------------------
[SEAL]                                                    Notary Public

My Commission Expires:_____________

                                   EXHIBIT "D"

         BORROWER'S CHIEF EXECUTIVE OFFICE AND OTHER PLACES OF BUSINESS

=====================================================================================================
          BORROWER                CHIEF EXECUTIVE OFFICE      OTHER PLACES OF BUSINESS
=====================================================================================================
-----------------------------------------------------------------------------------------------------
United Industrial Corporation  18 E. 48th Street
                               New York, N.Y. 10017
-----------------------------------------------------------------------------------------------------
AAI Corporation                P.O. Box 126                  2801 Professional Parkway
                               Hunt Valley, MD 21030-0126    Ocoee, Florida
-----------------------------------------------------------------------------------------------------
AAI Engineering Support, Inc.  P.O. Box 126
                               Hunt Valley, MD 21030-0126
-----------------------------------------------------------------------------------------------------
AAI Systems Management,        P.O. Box 126
Inc.                           Hunt Valley, MD 21030-0126
-----------------------------------------------------------------------------------------------------
AAI MICROFLITE Simulation      P.O. Box 126
International Corporation      Hunt Valley, MD 21030-0126
-----------------------------------------------------------------------------------------------------
AAI/ACL Technologies, Inc.     P.O. Box 126                  1505 E. Warner Avenue
                               Hunt Valley, MD 21030-0126    Santa Ana, California  92705-5419
-----------------------------------------------------------------------------------------------------
Detroit Stoker Company         1510 East First Street
                               Monroe, Michigan  48161

-----------------------------------------------------------------------------------------------------
Midwest Metallurgical          1510 E. First Street          15290 Fifteen Mile Road
Laboratory, Inc.               Monroe, Michigan  48161       Marshall, Michigan  49068
-----------------------------------------------------------------------------------------------------
Neo Products Co.               5400 South Kilbourn Avenue
                               Chicago, Illinois  60632

-----------------------------------------------------------------------------------------------------
Symtron Systems, Inc.          17-01 Pollitt Drive           1035 South Semoran Boulevard
                               Fair Lawn, New Jersey  07410  Suite 1021F
                                                             Winter Park, Florida  32792
-----------------------------------------------------------------------------------------------------
UIC-Del. Corporation           122 West Main Street
                               Suite 101
                               Newark, Delaware  19711
=====================================================================================================

                                   EXHIBIT "E"

                            LINE OF CREDIT PROCEDURES

        Advances under the Revolving Loan shall be made from time to time subject to the terms and conditions of the Revolving Line Of Credit Loan Agreement, Term Loan Agreement And Security Agreement (the "Agreement"). Capitalized terms have the meanings ascribed to them in the Agreement.

        As long as no Event of Default has occurred and remains uncured, Payments received by Lender shall be applied as follows:

1. Late charges under the Revolving Note or Term Note in such order as Lender may determine;

2. Any amounts advanced by the Lender and not repaid to cure defaults by the Borrower.

3.      Any unpaid fees due and payable under the Agreement;

4.      Accrued interest due and payable under the Revolving Note;

5.      Any payment due under the Term Note;

6.      Unpaid principal indebtedness under the Revolving Note;

7. At Lender's option, principal indebtedness under the Term Note not yet due and payable; and

8.      The balance, if any, to the Borrower.


However, if an Event of Default has occurred and remains uncured, Payments received by Lender shall be applied as the Lender may determine in its sole discretion.

        If any sum is due and payable by Borrower to Lender under the Term Note, the Revolving Note or the Loan Agreement or otherwise, Lender will make an Advance under the Revolving Loan to pay the amount due; provided, that: (i) no Event of Default has occurred and remains uncured; and (ii) Borrower would be entitled to receive the Advance, upon request, under the terms and conditions of the Agreement. Lender, at is option, may make such an Advance even if the Borrower is not entitled to the Advance under the terms of the Agreement; in that event, the Advance shall bear interest as provided in the Revolving Note, and Borrower shall immediately make any Mandatory Prepayment occasioned by the Advance.

                              Additional Schedules

Schedules 1 through 13 --  Borrower information statements.

Schedule 5.4 -- Litigation.

Schedule 5.10 -- Environmental Matters.

Schedule 5.11 -- Intellectual Property Claim.

Schedule 5.15 -- ERISA matters

Schedule 5.21 -- Contingent obligations

Schedule 5.22 -- PMSIs

                                PLEDGE AGREEMENT


        THIS PLEDGE AGREEMENT ("Agreement") is made as of June 11, 1997, by and between the Pledgor (hereinafter defined) and the Lender (hereinafter defined).

                                    RECITALS

        A. The Borrower (hereinafter defined) has applied to the Lender for certain Loans (hereinafter defined).

        B. The Lender unwilling to make the Loans unless the Pledgor pledges the Collateral (hereinafter defined) to secure the Loans.

        C. The Pledgor desires to pledge the Collateral in order to induce the Lender to make the Loans.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, the Lender's extension of the Loans to the Borrower, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lender hereby agree as follows:

        ARTICLE 1.  DEFINITIONS.

        1.1 Defined Terms. Capitalized terms used in this Agreement and defined in this Article shall have the meanings set forth in this Article. Capitalized terms used in this Agreement but not defined in this Article shall have the meanings ascribed to them in the Loan Agreement (hereinafter defined).

        "Borrower" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., AAI MICROFLITE Simulation International Corporation, AAI/ACL Technologies, Inc., Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., and UIC-Del. Corporation.

        "Collateral" means the following kinds of property of the Pledgor, however owned, now or hereafter delivered into the possession, custody or control of the Lender (or to a third party custodian who agrees to hold such property to perfect a possessory security interest for the Lender's benefit), including, but without limiting the generality of the foregoing:

        A. Stock Certificate No. 13 issued by Midwest Supply Company (now known as Midwest Metallurgical Laboratory, Inc.) ("Midwest"), a corporation organized and existing under the laws of Michigan, for 352 shares of the capital stock in Midwest (hereinafter called the "Stock"); and

        B.     all records relating to the Stock; and

        C. all proceeds of the Stock, including (without limiting the generality of the foregoing) dividends, stock dividends, warrants, rights or other financial assets inuring to the benefit of the owner of the Stock.

        "Event of Default" means any of the Events of Default described below in the Article titled Events of Default and any Event of Default as defined in the Loan Agreement.

        "Income and Proceeds" mean all present and future income, proceeds, earnings and substitutions from or for the Collateral, or any kind or nature, including, without limiting the generality of the foregoing, all payments, interest, profits, distributions, benefits, rights options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, moneys, proceeds of any insurance covering the collateral and all other property Pledgor is or may become entitled to receive on account of the Collateral.

        "Indebtedness" means the Borrower's obligation to repay the Loans or any sums owed under the Loan Documents and all other present and future liabilities and obligations of the Borrower to the Lender, whether direct or indirect, matured or unmatured, absolute or contingent, joint, several or joint and several, no matter how evidenced or how arising.

        "Lender" means First Union Commercial Corporation, a national banking corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22102.

        "Loan Agreement" mean the Revolving Line Of Credit Loan Agreement, Term Loan Agreement And Security Agreement, of even date, among the Borrower and the Lender.

        "Loan Documents" means the Loan Agreement, the Revolving Note, the Term Note, or any other document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to the credit facilities under the Loan Agreement.

        "Loans" mean the financial accommodations extended or to be extended to the Borrower by the Lender pursuant to the Loan Documents.

        "Obligor" means the Borrower, any guarantor of the Loans, the Pledgor and any other Person obligated to repay the Loans or to perform an obligation to the Lender regarding the Collateral.

        "Person" means any individual or legal entity.

        "Pledgor" means Detroit Stoker Company.

        ARTICLE 2. PLEDGOR'S REPRESENTATIONS AND WARRANTIES. The Pledgor warrants and represents to the Lender that:

        A. Pledgor is the lawful owner of the Collateral, free and clear of all security interests, liens, encumbrances and claims of others.

        B. The Stock constitutes one hundred percent (100%) of the issued and outstanding shares of Midwest.

        C. Pledgor has the right, power and authority to enter into this agreement and to pledge the Collateral.

        D. This Agreement has been authorized by all required corporate action on the part of Pledgor in accordance with the corporation's articles of incorporation and bylaws and has been signed by a duly authorized corporate officer.

        E. This Agreement is legally binding on the Pledgor and the Pledgor's heirs, successors and assigns and is legally enforceable in accordance with its terms.

        F. Neither execution and delivery of this Agreement nor the performance of the Pledgor's obligations under this Agreement will violate any law or any agreement by Pledgor or to which Pledgor's property or assets are subject.

        G. To the extent the Collateral consists of promissory notes or other instruments, the Collateral is enforceable in accordance with its terms, is genuine and complies with applicable laws concerning form, content, manner of preparation, manner of execution, and usury, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

        H. To the extent the Collateral consists of promissory notes or other instruments, there are no defaults existing under the Collateral, and there are no offsets or counterclaims that would affect or impair the Lender's ability to liquidate the Collateral.

        I. Pledgor covenants strictly and promptly to perform each of the Pledgor's covenants, agreements and obligations, if any, that Pledgor is to perform under the Collateral.

        Article 3.  GRANT OF SECURITY INTEREST AND SETOFF RIGHT.

        A. The Pledgor hereby grants to Lender a security interest in the Collateral to secure the Indebtedness. In furtherance of this grant, the Pledgor herewith delivers to Lender the original certificates for the Stock, together with stock powers authorizing the Lender to transfer ownership of the Stock on the stock transfer records of the corporation that issued the Stock.

        B. Without limiting any common law right of offset or setoff, the Pledgor hereby grants the Lender a contractual right, in the event of any default under the Loan Documents, to setoff all Indebtedness against any and all accounts that Pledgor has established or hereafter establishes with the Lender.

        C. The security interest granted by this Agreement is a continuing security interest which shall remain in full force and effect until released by Lender in writing, notwithstanding that all or any part of the Indebtedness may be paid or that, from time to time, the Borrower may not be indebted to the Lender.

        Article 4. ALL COLLATERAL SECURES ALL INDEBTEDNESS. All of the Collateral, wherever located, shall secure all of the Indebtedness. Any credit or other financial accommodation that Lender extends to any Person comprised by Borrower shall be deemed conclusively to have been extended in reliance on the Collateral.

        Article 5. PERFECTION OF SECURITY INTEREST. Pledgor shall deliver to Lender, upon request, any and all of the documents evidencing or constituting the Collateral and any and all financing statements or documents necessary to perfect Lender's security interest in the Collateral as against the rights of third parties. Pledgor hereby appoints Lender as Pledgor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.

        Article 6. LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to the Pledgor. Lender shall have the following rights in addition to all other rights it may have by law:

        A. Pledgor agrees to deliver to Lender immediately upon receipt, in the exact form and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid or delivered to Pledgor or for Pledgor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral; and

        B. Lender shall have the right, but not the obligation, to make any payments that Lender deems appropriate to preserve and protect the Collateral, to preserve and protect the value of the Collateral or to perform any of the Pledgor's obligations under this Agreement that the Pledgor has failed to perform at the time and in the manner required under this Agreement. Without limiting the generality of the foregoing, the Lender may pay: (a) all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral; and (b) all costs for insuring, maintaining and preserving the Collateral. Pledgor promises to pay all such expenditures incurred or paid by Lender from time to time, together with interest at the highest rate charged under any of the Loans. All such payments shall become a part of the Indebtedness, shall be payable by Pledgor on demand, and shall be secured by this Agreement; and

        C. Pledgor irrevocably appoints Lender as Pledgor's attorney-in-fact, with full power of substitution, to file any claim or claims, or to take any action, or institute or take part in any proceedings regarding the Collateral, either in Lender's own name or in the name of Pledgor or otherwise, which, in the discretion of Lender, may seem to be necessary or advisable; and

        D. Lender, at its option, may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale or retirement, of the Collateral to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured;

These rights in the Collateral are for the exclusive benefit of the Lender, which shall be under no obligation to the Pledgor, the Borrower or any other person to exercise any of these rights.

        Article 7: LIMITATIONS ON THE LENDER'S OBLIGATIONS. Lender shall use ordinary care in the physical preservation of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. Without limiting the generality of the foregoing, Lender shall have no responsibility for: (a) any depreciation in value of the Collateral; (b) collecting any Income and Proceeds; (c) preserving the Pledgor's rights against issuers of the Stock or third parties; (d) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral; or (e) informing Pledgor about any of the above, whether or not Lender knows or is deemed to have knowledge of such matters.

        Article 8. LENDER'S TRANSACTIONS WITH OBLIGORS. Pledgor consents that Lender may: (a) extend the time for payment of the Indebtedness or the performance of other obligations under the Loan Documents; (b) grant a renewal of any of the Loans or agree to any change in terms or conditions of the Loan Documents or any Indebtedness; or (c) compromise, compound or release any obligation of any Obligor in any manner that Lender deems advisable. No such act, or failure so to act, shall impair or otherwise affect Lender's rights against Pledgor or the Collateral.

        Article 9. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

        A. Failure of Borrower to make any payment on the Indebtedness at the time and in the manner required under any of the Loan Documents.

        B. Failure of Pledgor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any other agreement between Lender and Pledgor.

        C. Pledgor transfers or attempts to transfer ownership of the Collateral without the Lender's prior written consent.

        D. Any warranty, representation or statement made or furnished to Lender by or on behalf of Pledgor under this Agreement is false or misleading in any material respect either at the date of this Agreement or at the time made or furnished.

        E. Any lien attaches to the Collateral other than the security interest created by this Agreement, any execution is issued against the Collateral, any garnishment is issued against Income or Proceeds, or any attachment or garnishment is filed with respect to any deposit account that Pledgor maintains with Lender.

        F. The death of any Person comprised by the term Pledgor who is an individual, the dissolution or termination of the existence of any Pledgor that is a corporation, partnership, limited partnership, limited liability company or other entity, the bankruptcy, insolvency or appointment of a receiver for any Person comprised by the term Pledgor, or the appointment of a receiver for any part of the Collateral.

        Article 10. CERTAIN REMEDIES. If an Event of Default occurs, Lender may exercise any one or more of the following remedies, which shall be in addition to all other remedies provided in this Agreement:

        A. Declare all indebtedness owed to Lender by any Person comprised by the term Pledgor immediately due and payable.

        B. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall provide Pledgor not less than ten (10) days prior written notice of the time and place of any public sale or the date after which any private sale may be made. Pledgor agrees that this notice shall be deemed for all purposes to be commercially reasonable and shall be the only notice to which the Pledgor shall be entitled regarding the sale of the Collateral. If the Collateral is held at a public sale, a single advertisement published in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and describing the property to be sold, shall constitute sufficient public notice of the sale. Lender may be a purchaser at any public sale.

        C. Register any securities included in the Collateral (including, without limiting the generality of the foregoing, the Stock) in Lender's name, and exercise any rights normally incident to the ownership of securities.

        D. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Pledgor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more Persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such sale shall be considered commercially reasonable.

        E. Maintain a judicial suit for foreclosure and sale of the Collateral.

        F. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Pledgor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Pledgor.

        G. Exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform any obligation of Pledgor under this Agreement shall not affect Lender's right to declare a default and to exercise its remedies.

        Article 11. APPLICATION OF PROCEEDS. Lender may apply any cash which is part of the Collateral, any collections under the Collateral, any Income and Proceeds, and any proceeds of any sale or disposition of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, and attorneys' fees and court costs, whether or not there is a lawsuit, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness. Any excess funds after payment of the foregoing shall be paid to Pledgor, as its interests may appear, or to such other Person as may be entitled thereto.

        Article 12. MISCELLANEOUS PROVISIONS. The following provision are a part of this Agreement:

        A. This Agreement, together with the Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters covered by this Agreement.

        B. No modification or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the modification or amendment.

        C. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia, except principles governing conflict of laws.

        D. Lender and Pledgor hereby waive the right to any jury trial in any action, proceeding or counterclaim brought by either party against the other.

        E. Lender and Pledgor agree that disputes between them shall be subject to arbitration in accordance with the arbitration clause set forth in the Loan Agreement, except that reference in that arbitration clause to the Borrower shall be deemed to refer to the Pledgor. The arbitration clause from the Loan Agreement is set forth in its entirety as follows:

               Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY

               WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. THE PARTIES SHALL SHARE THE COSTS OF THE ARBITRATION EQUALLY, BUT EACH PARTY SHALL BE RESPONSIBLE FOR ITS OWN LEGAL FEES INCURRED IN THE ARBITRATION. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY.

        F. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        G. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered if hand-delivered, or when deposited as certified or registered mail in the United States mail, postage prepaid, addressed to the party to whom the notice is to be given at the following addresses:

               Notices to the Lender shall be addressed as follows:

               First Union Commercial Corporation
               1970 Chain Bridge Road
               McLean, Virginia 22102

               Attention:  Jeffrey R. McGrath, Vice President

               Notices to the Pledgor shall be addressed as follows:

               Detroit Stoker Company
               1510 East First Street
               Monroe, Michigan  48161

               Attention: James H. Perry, Vice President

               Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if the Pledgor comprises more than one Person, notice to the Person named above on behalf of the Pledgor shall constitute notice to all such Persons. Pledgor agrees to keep Lender informed at all times of Pledgor's current address.

        H. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        I. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

        J. Lender shall not be deeded to have waived an rights under this Agreement unless such waiver is given in writing and signed by Lender. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender,nor any course of dealing between Lender and Pledgor, shall constitute a waiver of any of Lender's rights or any of Pledgor's obligations as to any future transactions.

        K. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.

        L. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld at the sole discretion of Lender.


        IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the date above first written.

                                            Detroit Stoker Company

                                            By: /s/ James H. Perry
                                               -------------------------------
                                               James H. Perry
                                               Vice President



STATE OF __________________________) COUNTY/CITY OF ____________________) To
Wit:


        I, , a Notary Public in and for the jurisdiction aforesaid, do certify that ___________________________, whose name is signed to the writing above, acknowledged the same before me in my jurisdiction aforesaid.

        Given under my hand and seal this       day of              , 1997.



                                                             Notary Public

My Commission Expires:

                               FIRST AMENDMENT TO
                          PLEDGE AND SECURITY AGREEMENT


        THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (the "First Amendment") is made as of June 11, 1997, by and between AAI CORPORATION, a Maryland corporation (the "Debtor") and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender").

                                    RECITALS:

        A. By Credit Agreement, dated as of October 13, 1994 (the "1994 Agreement"), by and among AAI Corporation, First Fidelity Bank, National Association ("First Fidelity") and the Bank of Baltimore, the lenders named therein agreed to make revolving credit loans to AAI Corporation in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000.00), which amount might be increased up to Thirty Million Dollars ($30,000,000.00); and

        B. The Debtor and First Fidelity, as Agent, executed a certain Pledge and Security Agreement dated as of October 13, 1994 (the "Pledge Agreement"), whereby Debtor pledged and granted a security interest to First Fidelity in the Collateral (as defined in the Pledge Agreement), which included the Debtor's rights in certain Securities (as defined in the Pledge Agreement; and

        C. The Lender has acquired all of the rights of First Fidelity the Bank of Baltimore as the lender under the 1994 Agreement and is the owner and holder of all of the Revolving Credit Notes that are the subject of the 1994 Agreement; and

        D. Pursuant to a certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement of even date herewith ("Credit Agreement"), the parties extended, restructured and restated the 1994 Agreement to provide for a modified credit facility whereby the Lender provided to AAI Corporation, United Industrial Corporation and the other Persons signing the Restated Credit Agreement as the Borrower: (i) a revolving loan facility in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) to be used by the Borrower for working capital and to finance the performance of government contracts (the "Revolving Loan"); and (ii) a term loan facility in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00) (the "Term Loan"); and

        E. The Revolving Loan is evidenced by a Revolving Note, of even date (the "Revolving Note"), from the Borrower to the order of the Lender, in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00).

        F. The Term Loan is evidenced by a Term Note, of even date (the "Term Note"), from the Borrower to the order of the Lender, in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00).

        G. To induce the Lender to enter into the Credit Agreement, the Debtor has agreed to amend the Pledge Agreement to provide, among other things, that:
(i) the Pledge Agreement shall remain in full force and effect and shall secure the Revolving Note, Term Note and all indebtedness and obligations under the Credit Agreement; and (ii) additional securities shall be added to the Collateral under the Pledge Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this First Amendment, the parties agree as follows:

1. Recitals. The Recitals above are incorporated into and constitute a part of this First Amendment.

2. Construction. In Section 1 of the Pledge Agreement, the word "Virginia" is substituted for "Maryland."

3. Capitalized Terms. Unless the context otherwise requires, all capitalized terms used in this First Amendment but not defined herein shall have the meanings assigned to them in the Pledge Agreement.

4. New Definitions. The following definitions are added to the Pledge Agreement.

        a. "Borrower" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., , AAI/ACL Technologies, Inc., , Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., AAI MICROFLITE Simulation International Corporation, and UIC-Del.
               Corporation.

5. Amendments to Definitions. The definitions set forth in the Pledge Agreement are hereby amended as follows:

        a.     The definition of "Credit Agreement" in the Pledge
               Agreement is deleted in its entirety and replaced with the following:

               "CREDIT AGREEMENT" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, of even date herewith, by and among the Borrower and the Lender.

        b. The definition of Event of Default is deleted in its entirety and replaced with the following:

               "EVENT OF DEFAULT" means an Event of Default as defined in the Credit Agreement.

        c. The definition "Intercreditor Agreement" is deleted in its entirety.

        d. The definition of "Issuing Bank" is deleted in its entirety.

        e. The definition of Lender Documents is deleted in its entirety and replaced with the following:

               "LENDER DOCUMENTS" mean the Loan Documents, as defined in the Credit Agreement.

        f. The definition of "Note Purchase Agreement" is deleted in its entirety.

        g. The definition of "Noteholder Documents" is deleted in its entirety.

        h. The definition of "Noteholder Notes" is deleted in its entirety.

        i. The definition of "Noteholder Obligations" is deleted in its entirety.

        j. The definition of "Noteholders" is deleted in its entirety.

        k. The definition of "Lender Obligations" is deleted in its entirety and replaced with the following:

               "LENDER OBLIGATIONS" mean the obligations and indebtedness of the Borrower to the Lender under the Revolving Note, the Term Note, the Credit Agreement and the other Lender Documents, as the same may be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time.

        l. The definition of "Lenders" is deleted in its entirety and replaced with the following:

               "LENDER" means First Union Commercial Corporation, and its successors and assigns. All references in the Pledge Agreement to "Lenders", "any Lenders", or "any of Lenders" shall be deemed to refer to the Lender.

        m. The definition of "Secured Obligations" is deleted in its entirety and replaced with the following:

               "SECURED OBLIGATIONS" means Lender Obligations.

        n. The definition of Secured Party is deleted in its entirety and replaced with the following:

               "SECURED PARTY" means the Lender.

        o. The definition of "Secured Party Notice Address" is deleted in its entirety and replaced with the following:

               "SECURED PARTY NOTICE ADDRESS" means 1970 Chain Bridge Road, McLean, Virginia 22102.

        p. The definition of "Securities" is deleted in its entirety and replaced with the following:

               "SECURITIES" mean the Carshell Securities, the Engineering Securities, the International Securities, the Medical Securities, the Microflite Securities, the Seti Securities, the Systems Securities, and the Technologies Securities.

        q. The definition of "Securities Certificates" is deleted in its entirety and replace with the following:

               "SECURITIES CERTIFICATES" means the certificates evidencing the Securities identified on the Securities Exhibit attached to the Pledge Agreement and incorporated by reference.

        r. The definition of "Securities Issuers" is deleted in its entirety and replaced with the following:

               "SECURITIES ISSUERS" means Carshell, Engineering,
               International, Medical, Microflite, Seti, Systems, and Technologies.

        s. The definition of "UIC Noteholder Guaranty" is deleted in its entirety.

6.      Other Terms Used in the Pledge Agreement.

        a. All references in the Pledge Agreement to "Base Rate Loans" shall be deemed to refer to the "Revolving Loan".

        b. All references in the Pledge Agreement to "Obligations" shall be deemed to refer to the "Lender Obligations".

        c. All references in the Pledge Agreement to "any Subsidiary of Debtor or any other Obligor" shall be deemed to refer to "any person comprised by the term Borrower or any subsidiary of any such person."

        d. All references in the Pledge Agreement to any "Note" shall be deemed to refer to the Revolving Note, the Term Note or both of them, as the context or circumstances may require.

7. Beneficiary of Pledge Agreement. The Debtor agrees that the Lender is now the only party secured by the Pledge Agreement and the only party entitled to the benefit of the Pledge Agreement. All statements in the Pledge Agreement that the Pledge Agreement is for the "ratable benefit of Lenders, Issuing Bank and Noteholders," or any similar phrase indicating that Lender is not the only beneficiary of the Pledge Agreement, are deleted in their entirety or shall be deemed to refer only to the Lender, as the context may require.

8. Pledge and Grant of Security Interest. Debtor hereby pledges and repledges the Securities Collateral to the Lender and grants and regrants to Lender a perfected security interest in the Collateral for the purpose of securing the Lender Obligations, subject to the terms and conditions of the Pledge Agreement, as modified by this First Amendment.

9. Representations and Warranties. Debtor represents and warrants that the representations and warranties contained in the Pledge Agreement were true and correct when made and that they remain true and correct as of the date of this First Amendment. However,

        a. Section 2.3 (a) of the Pledge Agreement is deleted in its entirety and replaced with the following:

               (a) no assignments of the Collateral have previously been made, except pursuant to the Pledge Agreement, and no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except financing statements for the benefit of the Lender or the predecessor lenders under the 1994 Agreement, and the Collateral is and shall remain free and clear of all liens, security interests, assignments and encumbrances of any kind except as created by the Pledge Agreement as modified by this First Amendment.

        b. The representations and warranties in Section 2.4(a) of the Pledge Agreement apply not only to the Pledge
               Agreement but also to the First Amendment.

10. Choice of Law. Section 4.6 of the Pledge Agreement is deleted in its entirety and replaced with the following:

        This First Amendment and the Pledge Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof). Subject to any provision of this First Amendment requiring that disputes be submitted to arbitration, the Debtor irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this First Amendment or the Pledge Agreement. The Debtor irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Debtor.

11. Arbitration. PROVISIONS OF THE CREDIT AGREEMENT SPECIFYING THAT CERTAIN DISPUTES BETWEEN THE BORROWER AND THE LENDER SHALL BE RESOLVED BY BINDING ARBITRATION ARE INCORPORATED INTO THIS FIRST AMENDMENT AND INTO THE PLEDGE AGREEMENT BY REFERENCE AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF ADOPTED BY THE DEBTOR AND THE LENDER AND FULLY SET FORTH IN THIS FIRST AMENDMENT AND IN THE PLEDGE AGREEMENT.

12. Affirmation of Provisions. Except as modified by this First Amendment the provisions of the Pledge Agreement are hereby reaffirmed and remain in full force and effect. Debtor warrants that it has no offsets or defenses against the Pledge Agreement, as hereby amended.

        IN WITNESS WHEREOF, the Debtor and the Lender have executed this First Amendment to Pledge and Security Agreement as of the date and year above first written.


                                            AAI CORPORATION

                                            By: /s/ Paul J. Michaud
                                               ---------------------------------
                                               Paul J. Michaud, Vice President,
                                               Chief Financial Officer &
                                               Treasurer



                                            FIRST UNION COMMERCIAL CORPORATION

                                            By: /s/ Jeffrey R. McGrath
                                               ---------------------------------
                                                   Jeffrey R. McGrath
                                                   Vice President

                               FIRST AMENDMENT TO
                               SECURITY AGREEMENT


        THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the "First Amendment") is made as of June 11, 1997, by and among the AAI Corporation (the "Debtor") and FIRST UNION COMMERCIAL CORPORATION (the "Lender").

                                    RECITALS:

        A. By Credit Agreement, dated as of October 13, 1994 (the "1994 Agreement"), by and among the Debtor, First Fidelity Bank, National Association ("First Fidelity") and the Bank of Baltimore, the lenders named therein agreed to make revolving credit loans to the Debtor in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000.00), which amount might be increased up to Thirty Million Dollars ($30,000,000.00); and

        B. The Debtor and First Fidelity, as Agent, executed a certain Security Agreement dated as of October 13, 1994 (the "Security Agreement"), whereby the Debtor granted a security interest to First Fidelity in certain collateral described in the Security Agreement; and

        C. The Lender has acquired all of the rights of First Fidelity and the Bank of Baltimore as the lender under the 1994 Agreement and is the owner and holder of all of the Revolving Credit Notes that are the subject of the 1994 Agreement; and

        D. Pursuant to a certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement of even date herewith ("Credit Agreement"), the Debtor, the Lender and other parties extended, restructured and restated the 1994 Agreement to provide for a modified credit facility whereby the Lender provided to the Borrower (hereinafter defined): (i) a revolving loan facility in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) to be used by the Borrower for working capital and to finance the performance of government contracts (the "Revolving Loan"); and (ii) a term loan facility in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00) (the "Term Loan"); and

        E. The Revolving Loan is evidenced by a Revolving Note, of even date (the "Revolving Note"), from the Borrower to the order of the Lender, in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00); and

        F. The Term Loan is evidenced by a Term Note, of even date (the "Term Note"), from the Borrower to the order of the Lender, in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00); and

        G. To induce the Lender to enter into the Credit Agreement, the Debtor has agreed to amend the Security Agreement to provide, among other things, that:
(i) the security interests heretofore granted by the Security Agreement shall remain in full force and effect and shall secure the Revolving Note, Term Note and all of the Lender Obligations (hereinafter defined); and (ii) the Collateral Locations Equipment and Intellectual Property Exhibit to the Security Agreement shall be supplemented to show: (a) any changes, subsequent to the date of the Security Agreement, in the location of the collateral owned by the Debtor; (b) any changes, subsequent to the date of the Security Agreement, in the intellectual property owned by the Debtor.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants contained in this First Amendment, the parties agree as follows:

1. Recitals. The Recitals above are incorporated into and constitute a part of this First Amendment.

2. Construction. The first sentence of Section 1 of the Security Agreement is deleted in its entirety and replaced with the following:

        The Security Agreement and this First Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof) except: (i) that security interests in accounts shall be governed by the laws of Maryland; (ii) security interests in tangible personal property shall be governed by the laws of the state in which the property is located; and (iii) security interests in Intellectual Property shall be governed by federal law to the extent federal law applies.

3. Capitalized Terms. Unless the context otherwise requires, all capitalized terms used in this First Amendment but not defined herein shall have the meanings assigned to them in the Security Agreement.

4. New Definition. For purposes of this First Amendment, the term "BORROWER" shall mean United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., AAI/ACL Technologies, Inc., Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., AAI MICROFLITE Simulation International Corporation, and UIC-Del. Corporation.

5. Amendments to Definitions. The definitions set forth in the Security Agreement are hereby amended as follows:

        a. The definition of "Collateral Locations" is deleted in its entirety and replaced with the following:

               "COLLATERAL LOCATIONS" mean the locations identified on the Collateral Locations Exhibit attached to the Security Agreement, as supplemented by the Supplement to Collateral Locations Exhibit attached to this First
               Amendment.

        b. The definition of "Credit Agreement" in the Security Agreement is deleted in its entirety and replaced with the following:

               "CREDIT AGREEMENT" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, of even date herewith, by and among the Borrower and the Lender.

        c. The definition of Event of Default is deleted in its entirety and replaced with the following:

               "EVENT OF DEFAULT" means an Event of Default as defined in the Credit Agreement.

        d. The definition of "Intellectual Property" is amended by adding the following sentence at the end of the definition.

               Intellectual Property includes, but is not limited to, the Intellectual Property described in the Intellectual Property Exhibit attached to the Security Agreement, as supplemented by the Supplement to Intellectual Property Exhibit attached to the First Amendment.

        e. The definition "Intercreditor Agreement" is deleted in its entirety.

        f. The definition of "Issuing Bank" is deleted in its entirety.

        g. The definition of Lender Documents is deleted in its entirety and replaced with the following:

               "LENDER DOCUMENTS" mean the Loan Documents, as defined in the Credit Agreement.

        h. The definition of "Lender Obligations" is deleted in its entirety and replaced with the following:

               "LENDER OBLIGATIONS" mean the obligations and indebtedness of the Borrower to the Lender under the Revolving Note, the Term Note, the Credit Agreement and the other Lender Documents, as the same may be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time.

        i. The definition of "Lenders" is deleted in its entirety and replaced with the following:

               "LENDER" means First Union Commercial Corporation, and its successors and assigns. All references in the Security Agreement to "Lenders", "any Lenders", or "any of Lenders" shall be deemed to refer to the Lender.

        j. The definition of "Note Purchase Agreement" is deleted in its entirety.

        k. The definition of "Noteholder Documents" is deleted in its entirety.

        l. The definition of "Noteholder Notes" is deleted in its entirety.

        m. The definition of "Noteholder Obligations" is deleted in its entirety.

        n. The definition of "Noteholders" is deleted in its entirety.

        o. The definition of "Secured Obligations" is deleted in its entirety and replaced with the following:

               "SECURED OBLIGATIONS" means Lender Obligations.

        p. The definition of Secured Party is deleted in its entirety and replaced with the following:

               "SECURED PARTY" means the Lender.

        q. The definition of "Secured Party Notice Address" is deleted in its entirety and replaced with the following:

               "SECURED PARTY NOTICE ADDRESS" means 1970 Chain Bridge Road, McLean, Virginia 22102.

        r. The definition of "UIC Noteholder Guaranty" is deleted in its entirety.

6.      Other Terms Used in the Security Agreement.

        a. All references in the Security Agreement to "Base Rate Loans" shall be deemed to refer to the "Revolving Loan".

        b. All references in the Security Agreement to "Obligations" shall be deemed to refer to the "Lender Obligations".

        c. All references in the Security Agreement to "any Subsidiary of Debtor or any other Obligor" shall be deemed to refer to "any person comprised by the term Borrower or any subsidiary of any such person."

        d. All references in the Security Agreement to any "Note" shall be deemed to refer to the Revolving Note, the Term Note or both of them, as the context or circumstances may require.

7. Beneficiary of Security Agreement. The Debtor agrees that the Lender is now the only party secured by the Security Agreement and the only party entitled to the benefit of the Security Agreement. All statements in the Security Agreement that the Security Agreement is for the "ratable benefit of Lenders, Issuing Bank and Noteholders," or any similar phrase indicating that Lender is not the only beneficiary of the Security Agreement, are deleted in their entirety or shall be deemed to refer only to the Lender, as the context may require.

8. Grant of Security Interest. Debtor hereby grants and regrants to Lender a security interest in the Collateral for the purpose of securing the Lender Obligations, subject to the terms and conditions of the Security Agreement, as modified by this First Amendment.

9. Representations and Warranties. Debtor represents and warrants that the representations and warranties contained in the Security Agreement were true and correct when made and that they remain true and correct as of the date of this First Amendment. However,

        a. Section 2.3 (a) of the Security Agreement is deleted in its entirety and replaced with the following:

               (a) no assignments of the Collateral have previously been made, except pursuant to the Security Agreement, and no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except financing statements for the benefit of the Lender or the predecessor lenders under the 1994 Agreement, and the Collateral is and shall remain free and clear of all liens, security interests, assignments and encumbrances of any kind except as created by the Security Agreement as modified by this First Amendment.

        b. Section 2.3 (b) of the Security Agreement is amended by adding, at the end thereof, the words: "as supplemented by the Supplement to Intellectual Property Exhibit attached to the First Amendment and made a part thereof."

10. Venue for Legal Proceedings. Subject to any provision of this First Amendment requiring that disputes be submitted to arbitration, the Debtor irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this First Amendment or the Security Agreement. The Debtor irrevocably waives, to the fullest extent permitted by law, any objection that the Debtor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Debtor.

11. Consent. Debtor consents that none of AAI International, Inc., Seti, Inc., AAI Medical, Inc., or AAI California Carshell, Inc. shall be a party to the Credit Agreement and agrees that this circumstance will not impair any of the Lender's rights against the Debtor under the Credit Agreement, the Revolving Note, the Term Note or any of the Loan Documents.

12. Arbitration. PROVISIONS OF THE CREDIT AGREEMENT SPECIFYING THAT CERTAIN DISPUTES BETWEEN THE BORROWER AND THE LENDER SHALL BE RESOLVED BY BINDING ARBITRATION ARE INCORPORATED INTO THIS FIRST AMENDMENT AND INTO THE SECURITY AGREEMENT BY REFERENCE AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF ADOPTED BY THE DEBTOR AND THE LENDER AND FULLY SET FORTH IN THIS FIRST AMENDMENT AND IN THE SECURITY AGREEMENT.

13. Affirmation of Provisions. Except as modified by this First Amendment the provisions of the Security Agreement are hereby reaffirmed and remain in full force and effect. Debtor warrants that it has no offsets or defenses against the Security Agreement, as hereby amended.

        IN WITNESS WHEREOF, the Debtor and the Lender have executed this First Amendment to Security Agreement as of the date and year above first written.


                                 AAI CORPORATION

                                 By: /s/ Paul J. Michaud
                                     ---------------------------------
                                        Paul J. Michaud
                                        Vice President, Chief Financial
                                          Officer and Treasurer



                                 FIRST UNION COMMERCIAL CORPORATION

                                 By: /s/ Jeffrey R. McGrath
                                     ---------------------------------
                                        Jeffrey R. McGrath
                                        Vice President

                   SUPPLEMENT TO COLLATERAL LOCATIONS EXHIBIT
               (Attached to and made a part of First Amendment to
                Security Agreement by and between AAI Corporation
                     and First Union Commercial Corporation)


        In addition to the collateral locations stated in the Collateral Locations Exhibit to the Security Agreement, Collateral is located at the following additional locations at the date of the First Amendment:

                             N/A

                   SUPPLEMENT TO INTELLECTUAL PROPERTY EXHIBIT
               (Attached to and made a part of First Amendment to
                Security Agreement by and between AAI Corporation
                     and First Union Commercial Corporation)


        The Debtor, at the date of the First Amendment, owns, and grants and regrants Lender a security interest in, the following Intellectual Property:

Patent Numbers:


==============================================================================
Registration Number
==============================================================================
5619323
------------------------------------------------------------------------------
5586887
------------------------------------------------------------------------------
5544129
------------------------------------------------------------------------------
5447437
------------------------------------------------------------------------------
5438404
------------------------------------------------------------------------------
5316484
------------------------------------------------------------------------------
5300112
------------------------------------------------------------------------------
5281815
------------------------------------------------------------------------------
5279559
------------------------------------------------------------------------------
5241518
------------------------------------------------------------------------------
5226818
------------------------------------------------------------------------------
5220637
------------------------------------------------------------------------------
5181851
------------------------------------------------------------------------------
5168544
------------------------------------------------------------------------------
4982663
------------------------------------------------------------------------------
4964341
------------------------------------------------------------------------------
4788899
------------------------------------------------------------------------------
4738202
------------------------------------------------------------------------------
4726295
------------------------------------------------------------------------------
4704967
------------------------------------------------------------------------------
4704966
------------------------------------------------------------------------------
4602853

------------------------------------------------------------------------------
4397240
------------------------------------------------------------------------------
4318342
------------------------------------------------------------------------------
4295425
------------------------------------------------------------------------------
4267764
------------------------------------------------------------------------------
4238826
------------------------------------------------------------------------------
4228737
------------------------------------------------------------------------------
4162645
------------------------------------------------------------------------------
4162492
------------------------------------------------------------------------------
4159070
------------------------------------------------------------------------------
4147216
------------------------------------------------------------------------------
4147108
==============================================================================



Trademark Numbers:

------------------------------------------------------------------------------
75149962                  SmartSIM
------------------------------------------------------------------------------
2036573                   [AAI LOGO]
------------------------------------------------------------------------------
1723385                   FIRETRAINER
------------------------------------------------------------------------------
0749911                   AAI
------------------------------------------------------------------------------
75205811                  NEXWOS
==============================================================================

                               FIRST AMENDMENT TO
                               SECURITY AGREEMENT


        THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the "First Amendment") is made as of June 11, 1997, by and among the Debtors (hereinafter defined) and FIRST UNION COMMERCIAL CORPORATION (the "Lender").

                                    RECITALS:

        A. By Credit Agreement, dated as of October 13, 1994 (the "1994 Agreement"), by and among AAI Corporation ("AAI"), First Fidelity Bank, National Association ("First Fidelity") and the Bank of Baltimore, the lenders named therein agreed to make revolving credit loans to AAI in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000.00), which amount might be increased up to Thirty Million Dollars ($30,000,000.00); and

        B. AAI Engineering Support, Inc., AAI International, Inc., Seti, Inc., AAI Systems Management, Inc., AAI Medical, Inc., AAI MICROFLITE Simulation International Corporation, AAI/ACL Technologies, Inc., AAI California Carshell, Inc., Symtron Systems, Inc., and UIC-Del. Corporation (collectively, the "AAI Subsidiaries") and First Fidelity, as Agent, executed a certain Security Agreement dated as of October 13, 1994 (the "Security Agreement"), whereby the AAI Subsidiaries granted a security interest to First Fidelity in certain collateral described in the Subsidiaries' Security Agreement; and

        C. The Lender has acquired all of the rights of First Fidelity and the Bank of Baltimore as the lender under the 1994 Agreement and is the owner and holder of all of the Revolving Credit Notes that are the subject of the 1994 Agreement; and

        D. Pursuant to a certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement of even date herewith ("Credit Agreement"), AAI, the Lender and other parties extended, restructured and restated the 1994 Agreement to provide for a modified credit facility whereby the Lender provided to AAI Corporation, the AAI Subsidiaries (except AAI International, Inc., Seti, Inc., AAI Medical, Inc., and AAI California Carshell, Inc.), United Industrial Corporation and the UIC Subsidiaries (hereinafter defined): (i) a revolving loan facility in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) to be used by the Borrower for working capital and to finance the performance of government contracts (the "Revolving Loan"); and (ii) a term loan facility in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00) (the "Term Loan"); and

        E. The Revolving Loan is evidenced by a Revolving Note, of even date (the "Revolving Note"), from the Borrower to the order of the Lender, in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00); and

        F. The Term Loan is evidenced by a Term Note, of even date (the "Term Note"), from the Borrower to the order of the Lender, in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00); and

        G. To induce the Lender to enter into the Credit Agreement, the AAI Subsidiaries (except AAI International, Inc., Seti, Inc., AAI California Carshell, Inc. and AAI Medical, Inc.) have agreed to amend the Security Agreement to provide, among other things, that: (i) the security interests heretofore granted by the Security Agreement shall remain in full force and effect and shall secure the Revolving Note, Term Note and all other Lender Obligations (hereinafter defined); and (ii) the Collateral Locations Equipment and Intellectual Property Exhibit to the Security Agreements shall be supplemented to show: (a) any changes, subsequent to the date of the Security Agreement, in the location of the collateral owned by the AAI Subsidiaries; (b) the current status of the intellectual property owned by the AAI Subsidiaries; and

        H. Four of the AAI Subsidiaries, AAI International, Inc., Seti, Inc., AAI California Carshell, Inc. and AAI Medical, Inc. are not joining in this First Amendment to Security Agreement because these corporations no longer conduct active business operations; and

        I. To induce the Lender to enter into the Credit Agreement, the UIC Subsidiaries have agreed to join in the Security Agreement to provide additional collateral securing the Revolving Note, Term Note and all other Lender Obligations;

        NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this First Amendment, the parties agree as follows:

1. Recitals. The Recitals above are incorporated into and constitute a part of this First Amendment.

2. Construction. The first sentence of Section 1 of the Security Agreement is deleted in its entirety and replaced with the following:

        The Security Agreement and this First Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof) except: (i) that security interests in accounts shall be governed, as to each Debtor, by the laws of the state in which such person, as owner of the account, maintains its chief executive office;

        (ii) security interests in tangible personal property shall be governed by the laws of the state in which the property is located; and (iii) security interests in Intellectual Property shall be governed by federal law to the extent federal law applies.

3. Capitalized Terms. Unless the context otherwise requires, all capitalized terms used in this First Amendment but not defined herein shall have the meanings assigned to them in the Security Agreement.

4. New Definitions. For purposes of this First Amendment, the words listed below shall have the following meanings:

        a. "AAI SUBSIDIARIES" has the meaning ascribed to that term in Recital B above.

        b. "DEBTORS" means the AAI Subsidiaries (except AAI International, Inc., Seti, Inc., AAI Medical, Inc., and AAI California Carshell, Inc.) and the UIC Subsidiaries. The term "Debtor" refers to any one of the Debtors. The representations and obligations of the Debtors under the Security Agreement and this First Amendment shall be joint and several.

        c. "UIC SUBSIDIARIES" mean Detroit Stoker Company, a Michigan corporation, Midwest Metallurgical Laboratory, Inc., a Michigan corporation, Neo Products Co., an Illinois Corporation, and Symtron Systems, Inc., a New Jersey corporation.

5. Amendments to Definitions. The definitions set forth in the Security Agreement are hereby amended as follows:

        a. The definition of "Borrower" in the Security Agreement is deleted in its entirety and replaced with the following:

               "BORROWER" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., AAI/ACL Technologies, Inc., Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., AAI MICROFLITE Simulation International Corporation, and UIC-Del.
               Corporation.

        b. The definition of "Collateral Locations" is deleted in its entirety and replaced with the following:

               "COLLATERAL LOCATIONS" mean the locations identified on the Collateral Locations Exhibit attached to the Security Agreement, as supplemented by the Supplement to

               Collateral Locations Exhibit attached to this First
               Amendment.

        c. The definition of "Credit Agreement" in the Security Agreement is deleted in its entirety and replaced with the following:

               "CREDIT AGREEMENT" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, of even date herewith, by and among the Borrower and the Lender.

        d. The definition of Event of Default is deleted in its entirety and replaced with the following:

               "EVENT OF DEFAULT" means an Event of Default as defined in the Credit Agreement.

        e. The definition of "Intellectual Property" is amended by adding the following sentence at the end of the definition.

               Intellectual Property includes, but is not limited to, the Intellectual Property described in the Intellectual Property Exhibit attached to the Security Agreement, as supplemented by the Supplement to Intellectual Property Exhibit attached to the First Amendment.

        f. The definition "Intercreditor Agreement" is deleted in its entirety.

        g. The definition of "Issuing Bank" is deleted in its entirety.

        h. The definition of Lender Documents is deleted in its entirety and replaced with the following:

               "LENDER DOCUMENTS" mean the Loan Documents, as defined in the Credit Agreement.

        i. The definition of "Lender Guaranty" is deleted in its entirety.

        j. The definition of "Lender Obligations" is deleted in its entirety and replaced with the following:

               "LENDER OBLIGATIONS" mean the obligations and indebtedness of the Borrower to the Lender under the

               Revolving Note, the Term Note, the Credit Agreement and the other Lender Documents, as the same may be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time.

        k. The definition of "Lenders" is deleted in its entirety and replaced with the following:

               "LENDER" means First Union Commercial Corporation, and its successors and assigns. All references in the Security Agreement to "Lenders", "any Lenders", or "any of Lenders" shall be deemed to refer to the Lender.

        l. The definition of "Note Purchase Agreement" is deleted in its entirety.

        m. The definition of "Noteholder Documents" is deleted in its entirety.

        n. The definition of "Noteholder Notes" is deleted in its entirety.

        o. The definition of "Noteholder Obligations" is deleted in its entirety.

        p. The definition of "Noteholders" is deleted in its entirety.

        q. The definition of "Secured Obligations" is deleted in its entirety and replaced with the following:

               "SECURED OBLIGATIONS" means Lender Obligations.

        r. The definition of Secured Party is deleted in its entirety and replaced with the following:

               "SECURED PARTY" means the Lender.

        s. The definition of "Secured Party Notice Address" is deleted in its entirety and replaced with the following:

               "SECURED PARTY NOTICE ADDRESS" means 1970 Chain Bridge Road, McLean, Virginia 22102.

        t. The definition of "UIC Noteholder Guaranty" is deleted in its entirety.

6.      Other Terms Used in the Security Agreement.

        a. All references in the Security Agreement to "Base Rate Loans" shall be deemed to refer to the "Revolving Loan".

        b. All references in the Security Agreement to "Obligations" shall be deemed to refer to the "Lender Obligations".

        c. All references in the Security Agreement to "any Subsidiary of Debtors or any other Obligor" shall be deemed to refer to "any person comprised by the term Borrower or any subsidiary of any such person."

        d. All references in the Security Agreement to any "Note" shall be deemed to refer to the Revolving Note, the Term Note or both of them, as the context or circumstances may require.

7. Beneficiary of Security Agreement. The Debtors agree that the Lender is now the only party secured by the Security Agreement and the only party entitled to the benefit of the Security Agreement. All statements in the Security Agreement that the Security Agreement is for the "ratable benefit of Lenders, Issuing Bank and Noteholders," or any similar phrase indicating that Lender is not the only beneficiary of the Security Agreement, are deleted in their entirety or shall be deemed to refer only to the Lender, as the context may require.

8. Grant of Security Interest. Debtors hereby grant and regrant to Lender a security interest in the Collateral for the purpose of securing the Lender Obligations, subject to the terms and conditions of the Security Agreement, as modified by this First Amendment.

9. Representations and Warranties. Debtors represent and warrant that the representations and warranties contained in the Security Agreement were true and correct when made and that they remain true and correct as of the date of this First Amendment. However,

        a. Section 2.3 (a) of the Security Agreement is deleted in its entirety and replaced with the following:

               (a) no assignments of the Collateral have previously been made, except pursuant to the Security Agreement, and no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except financing statements for the benefit of the Lender or the predecessor lenders under the 1994 Agreement, and the Collateral is and shall remain free and clear of all liens, security interests, assignments and encumbrances of any kind except as created by the Security Agreement as modified by this First Amendment.

        b. Section 2.3 (b) of the Security Agreement is amended by adding, at the end thereof, the words: "as supplemented by the Supplement to Intellectual Property Exhibit attached to the First Amendment and made a part thereof."

        c. Debtors make no representations or warranties concerning the organization, existence or good standing of AAI International, Inc., Seti, Inc., AAI Medical, Inc., or AAI California Carshell, Inc. Debtors consent that none of AAI International, Inc., Seti, Inc., AAI Medical, Inc., or AAI California Carshell, Inc. need be made parties to this First Amendment to Security Agreement and agree that the Security Agreement, as modified by this First Amendment to Security Agreement, shall be fully effective as against the Debtors notwithstanding that none of AAI International, Inc., Seti, Inc., AAI Medical, Inc., or AAI California Carshell, Inc. have been made parties to this First Amendment to Security Agreement.

10. Venue for Legal Proceedings. Subject to any provision of this First Amendment requiring that disputes be submitted to arbitration, each Debtor irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this First Amendment or the Security Agreement. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection that the Debtor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon each Debtor.

11. Arbitration. PROVISIONS OF THE CREDIT AGREEMENT SPECIFYING THAT CERTAIN DISPUTES BETWEEN THE BORROWER AND THE LENDER SHALL BE RESOLVED BY BINDING ARBITRATION ARE INCORPORATED INTO THIS FIRST AMENDMENT AND INTO THE Security AGREEMENT BY REFERENCE AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF ADOPTED BY THE DEBTORS AND THE LENDER AND FULLY SET FORTH IN THIS FIRST AMENDMENT AND IN THE SECURITY AGREEMENT.

12. Affirmation of Provisions. Except as modified by this First Amendment the provisions of the Security Agreement are hereby reaffirmed and remain in full force and effect. Debtors warrant that they have no offsets or defenses against the Security Agreement, as hereby amended.

        IN WITNESS WHEREOF, the Debtors and the Lender have executed this First Amendment to Security Agreement as of the date and year above first written.


                                        FIRST UNION COMMERCIAL CORPORATION

                                        By:  /s/ Jeffrey R. McGrath
                                             ----------------------------------
                                               Jeffrey R. McGrath
                                               Vice President



                                        AAI ENGINEERING SUPPORT, INC.

                                        By:  /s/ Paul J. Michaud
                                             ----------------------------------
                                               Paul J. Michaud
                                               Vice President, Chief
                                               Financial Officer and
                                               Treasurer


                                        AAI SYSTEMS MANAGEMENT, INC.

                                        By:  /s/ Paul J. Michaud
                                             ----------------------------------
                                               Paul J. Michaud
                                               Vice President, Chief
                                               Financial Officer and
                                               Treasurer



                                        AAI/ACL TECHNOLOGIES, INC.

                                        By:  /s/ Paul J. Michaud
                                             ----------------------------------
                                               Paul J. Michaud
                                               Vice President, Chief
                                               Financial Officer and
                                               Treasurer

                                        DETROIT STOKER COMPANY

                                        By:  /s/ James H. Perry
                                             ----------------------------------
                                               James H. Perry
                                               Vice President


                                        MIDWEST METALLURGICAL
                                        LABORATORY, INC.

                                        By:  /s/ James H. Perry
                                             ----------------------------------
                                               James H. Perry
                                               Vice President



                                        NEO PRODUCTS CO.

                                        By:  /s/ James H. Perry
                                             ----------------------------------
                                               James H. Perry
                                               Vice President




                                        SYMTRON SYSTEMS, INC.

                                        By:  /s/ James Perry
                                             ----------------------------------
                                               James Perry
                                               Chief Financial Officer

                                        UIC-Del. CORPORATION

                                        By:  /s/ Paul J. Michaud
                                             ----------------------------------
                                               Paul J. Michaud
                                               President


                                        AAI MICROFLITE SIMULATION
                                        INTERNATIONAL CORPORATION

                                        By:  /s/ Paul J. Michaud
                                             ----------------------------------
                                               Paul J. Michaud
                                               President

                   SUPPLEMENT TO COLLATERAL LOCATIONS EXHIBIT
               (Attached to and made a part of First Amendment to
                Security Agreement by and between AAI Corporation
                     and First Union Commercial Corporation)

In addition to the collateral locations stated in the Collateral Locations Exhibit to the Security Agreement, Collateral is located at the following additional locations at the date of the First Amendment:


Engineering:                        N/A









Systems:                            N/A









Technologies:                       N/A

UIC-DEL:                            N/A




Detroit Stoker Company:                     1510 East First Street
                                            Monroe, Michigan 48161



Midwest Metallurgical Laboratory, Inc.:     1510 East First Street
                                            Monroe, Michigan 48161

                                            15290 Fifteen Mile Road
                                            Marshall, Michigan 49068



Neo Products Co.:                   5400 South Kilbourn Avenue
                                    Chicago, Illinois 60632



Symtron Systems, Inc.:              N/A

                   SUPPLEMENT TO INTELLECTUAL PROPERTY EXHIBIT
               (Attached to and made a part of First Amendment to
                Security Agreement by and between AAI Corporation
                     and First Union Commercial Corporation)

The Debtors, at the date of the First Amendment, own, and grant and regrant Lender a security interest in, the following Intellectual Property, which is owned by the Debtor under which it is listed:

AAI/ACL TECHNOLOGIES, INC.:

Copyright Numbers:

Title                                       Reg. No.             Date of Reg.
--------------------------------------------------------------------------------
ROI Analysis Program                        TXu 453-171          01/25/91


Patent Numbers:

5333112
5301128
5235525
4916641


SYMTRON SYSTEMS, INC.:

Patent Numbers:


Registration Number
============================================================================
5518403
----------------------------------------------------------------------------
5411397
----------------------------------------------------------------------------
5367603
----------------------------------------------------------------------------
5345830
----------------------------------------------------------------------------
5335559
----------------------------------------------------------------------------
5328375
----------------------------------------------------------------------------
5320536
----------------------------------------------------------------------------
5275571
----------------------------------------------------------------------------
5266033
----------------------------------------------------------------------------
5233869
----------------------------------------------------------------------------
5203707
----------------------------------------------------------------------------
5055050

----------------------------------------------------------------------------
5052933
----------------------------------------------------------------------------
4983124
----------------------------------------------------------------------------
4861270
----------------------------------------------------------------------------
4391495
============================================================================


Trademark Numbers:

============================================================================
1829060                   LIVE FIRE TRAINING SYSTEM
----------------------------------------------------------------------------
73-774331                 SYMTRON SYSTEMS, INC.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
1261669                   NIGHTFIGHTER
----------------------------------------------------------------------------
1276129                   CLEAR-GARD
============================================================================


DETROIT STOKER COMPANY:

U.S. Patents:

Case No.       Patents                      Patent Reg. No.         Reg. Date

34             Multi-Fuel Feeder            4,326,469               04/27/82
               Distributor

35B            Metering Feeder              4,602,572               07/29/86

35C            Metering Feeder              4,616,573               10/14/86

35D            Metering Feeder              4,718,360               01/12/88

35E            Metering Feeder              4,762,073               08/09/88

37             Central Feed Rotary          4,633,849               01/06/87
               Automatic Ash Discharge
               Stoker

40             Fuel Feeder                  4,905,613               03/06/90

43             Siftings Removal Device      4,987,837               01/29/91

Case No.       Patents                      Patent Reg. No.         Reg. Date
--------       -------                      ---------------         ---------

45             Oscillating Damper           5,239,935               08/31/93

48             Extended Life Grate Bar      5,265,543               11/30/93



U.S. Trademarks:

Case No.       Trademark                                  Trademark Reg. No.
--------       ---------                                  ------------------

15             Corporate Symbol (DSC)                     862,272

16             Detroit Conveying System                   909,040

22             DSC Logo                                   1,031,218

24             RotoGrate                                  1,150,930

25             RotoStoker                                 1,150,931

26             LoStoker                                   1,133,582

27             Unistoker                                  1,150,932

28             Superfeed                                  1,135,686

29             Auto Ram                                   1,135,688

30             Reciprograte                               1,125,337

31             Vibra-Grate                                1,113,534

Case No.       Trademark                                  Trademark Reg. No.

32             Detroit                                    1,162,613

36             Hydrograte                                 1,292,101

41             CC                                         1,601,891

44             Hydroflex                                  1,655,493


U.S. Copyright Registrations:

        None

                               FIRST AMENDMENT TO
                      DEED OF TRUST AND SECURITY AGREEMENT


        THIS FIRST AMENDMENT TO DEED OF TRUST AND SECURITY AGREEMENT is made as of June 11, 1997, by and among AAI CORPORATION, having an address of P.O. Box 126, Hunt Valley, Maryland 21030-0126, (the "Grantor"), FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 (the "Lender"), and TRSTE, Inc., Substitute Trustee (the "Trustee").

                                    RECITALS:

        R-1 By Credit Agreement, dated October 13, 1994 (the "Original Credit Agreement"), First Fidelity Bank, National Association, and the Bank of Baltimore agreed to extend credit to the Grantor, on a revolving credit basis, in an amount not to exceed Twenty Million Dollars ($20,000,000.00), which amount might be increased to up to Thirty Million Dollars ($30,000,000.00), the credit being evidenced by separate Revolving Credit Notes, dated October 13, 1994, and payable to the order of First Fidelity Bank, National Association and the Bank of Baltimore (the "Original Notes"), the Original Notes being secured by a Deed of Trust and Security Agreement, dated October 13, 1994 (the "Deed of Trust"), to J. Clinton Kelly and Pamela M. Williams, Trustees and recorded among the land records of Baltimore County, Maryland, in Liber S.M. 10799 at folio 180. The Deed of Trust conveyed certain property in Baltimore County, Maryland, more particularly described in the Deed of Trust and hereinafter; and

        R-2 The Lender has acquired all of the rights of First Fidelity Bank, National Association and the Bank of Baltimore as the lender under the 1994 Agreement and is the owner and holder of the Original Notes and the party secured by the Deed of Trust; and

        R-3 TRSTE, Inc. was substituted as trustee under the Deed of Trust in the place and stead of the original Trustees under the Deed of Trust, pursuant to a Deed of Appointment of Substitute Trustee, executed by Lender, and recorded immediately prior hereto in said land records; and

        R-4 By Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, of even date (the "Current Credit Agreement"), Grantor, Lender and others restructured the Original Credit Agreement into: (i) a revolving loan facility in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) (the "Revolving Loan") to be used by the Borrower for working capital and to finance the performance of government contracts; and (ii) a term loan facility in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00) (the "Term Loan") to be used by the Borrower for working capital and to finance the performance of government and other contracts and for any other lawful business purpose, except purposes prohibited by the Current Credit Agreement; and

        R-5 The Revolving Loan is evidenced by a Revolving Note, of even date, by and among the Grantor and certain other corporations, as maker, and the Lender, as payee; and, the Term Loan is evidenced by a Term Note, of even date, by and among the Grantor and certain other corporations, as maker, and the Lender, as payee. The Revolving Note and the Term Note do not constituting a novation of either of the promissory notes issued under the Original Credit Agreement; instead, the Revolving Note and the Term Note constitute a modification and restatement of the indebtedness evidenced collectively by the two revolving promissory notes issued under the Original Credit Agreement; and

        R-6 The maximum amount of credit that may be secured by the Deed of Trust, as hereby modified, remains Thirty Million Dollars ($30,000,000.00); and

        R-7 The maturity date of the later to mature of the Revolving Note and the Term Note is June 11, 2002; and

        R-8 The parties desire to amend the Deed of Trust to confirm that it secures the payment of the Revolving Note and the Term Note and the performance of the borrower's obligations under the Current Credit Agreement.


                              GRANT AND AGREEMENTS

        IN CONSIDERATION of the sum of Ten Dollars and N0/100 ($10.00), the receipt of which is hereby acknowledged, and in consideration of the premises, Grantor hereby grants and regrants to Trustee, subject to the trusts, terms and provisions contained in the Deed of Trust, that certain piece or parcel of real property (the "Property"), situate, lying and being in the County of Baltimore, State of Maryland, and more particularly described as follows:

        SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

        AND the parties further agree as follows:

1. The Recitals above are incorporated into this First Amendment to Deed of Trust and are a part of this instrument.

2. The Deed of Trust shall henceforth secure the Revolving Note and the Term Note, these instruments being a complete modification and restatement of the two revolving notes issued under the Original Credit Agreement. This Deed of Trust shall also secure the performance of the Borrower's obligations under the Current Credit Agreement.

3. The Lender is now the only party secured by the Deed of Trust. The Lender shall be entitled to all of the rights, powers, privileges and benefits that the Deed of Trust confers upon the Beneficiary (as defined in the Deed of Trust). No party other than the Lender has any interest in those rights, powers, privileges and benefits. Any notices to be given to the Beneficiary of the Deed of Trust shall henceforth be addressed to:

        FIRST UNION COMMERCIAL CORPORATION
        1970 Chain Bridge Road
        McLean, Virginia 22101
        Attention: Jeffrey R. McGrath

4. Paragraphs 1.11 (c) (ii) and (iii) of the Deed of Trust are deleted in their entirety and replaced with the following:

        If there exists no default or event of default under the Current Credit Agreement, Revolving Note or Term Note, Lender shall instruct the Trustee to release this Deed of Trust upon full payment and satisfaction of the Term Note.

5. Paragraph 2.01 (c) of the Deed of Trust is deleted in its entirety and replaced with the following:

               (c) Occurrence of an Event of Default (as therein defined) under the Current Credit Agreement.

6. In exercising Lender's remedies under the Deed of Trust, Lender shall have the right to instruct the Trustee, who shall be required to follow any such instruction, to sell only such a part or parts of the Property as Lender may direct, and not to sell other parts of the Property. Without limiting the generality of the foregoing, Lender shall have the right to foreclose on the property known and designated as Parcel 2 as shown on Plat entitled, Resubdivision of Plat of Amended
        Subdivision of AAI Corporation, which plat is recorded among the Land records of Baltimore County in Plat Book S.M. 65, folio 110, containing 5.62 acres of land, more or less. In connection with any separate sale of Parcel 2, the Trustee shall also sell, at Lender's direction, as an appurtenance or as appurtenances to Parcel 2, any easement or easements to use
        Parcel 1 (hereinafter defined) that Lender, in its sole discretion, may deem necessary or desirable for the use and enjoyment of Parcel 2, said easement or easements to include, without limiting the generality of the foregoing, easements for ingress and egress, utilities or to satisfy regulatory requirements (such as parking, floor area ratio, density, open space, side and rear yard area requirements or setbacks). For purposes of this First Amendment to Deed of Trust and Security Agreement, the term "Parcel 1" means Parcel 1 as shown on Plat entitled, Resubdivision of Plat of Amended Subdivision of AAI Corporation, which plat is recorded among the Land records of Baltimore County in Plat Book S.M. 65, folio 110, containing approximately sixty-five (65) acres of land. Grantor specifically waives any right to require Lender to marshal assets in enforcing the Lender's remedies under the Deed of Trust or in any other document securing the Revolving Note or the Term Note or the performance of the obligations of the Borrower (as defined in the Credit Agreement) under the Credit Agreement.

7. Except as specifically modified by this First Amendment to Deed of Trust and Security Agreement, the terms, covenants, conditions and provisions of the Deed of Trust are reaffirmed and remain in full force and effect.

8. Lender has executed this First Amendment to Deed of Trust and Security Agreement for the purpose of consenting to this instrument and authorizing TRSTE, Inc., as Substitute Trustee, to execute this instrument.

        IN WITNESS WHEREOF, Grantor, Lender, and TRSTE, Inc., Substitute Trustee, have executed this First Amendment To Deed of Trust and Security Agreement as of the date and year above first written.


                                            AAI CORPORATION



                                            By:  /s/ Paul J. Michaud
                                                 ------------------------------
                                                   Paul J. Michaud
                                                   Vice President, CFO and
                                                   Treasurer


                                            FIRST UNION COMMERCIAL CORPORATION



                                            By:  /s/ Jeffrey R. McGrath
                                                 ------------------------------
                                                   Jeffrey R. McGrath
                                                   Vice President



                                            TRSTE, INC., Substitute Trustee


                                            By:  ____________________________
                                                   Name:_______________________
                                                   Title:______________________

STATE OF Maryland                              )
COUNTY/CITY OF Baltimore                       )   To-wit:

        I, Darlene J. Hastings, a Notary Public in and for the jurisdiction aforesaid, do certify that Paul J. Michaud, Vice President, CFO and Treasurer of AAI Corporation, whose name is signed to the writing above, bearing date as of June 11, 1997, acknowledged the same before me in my jurisdiction aforesaid.

        Given under my hand and seal this 11th day of June, 1997.


                                                          Darlene J. Hastings
                                                             Notary Public

My Commission Expires:



STATE OF Maryland                              )
COUNTY/CITY OF Baltimore                       )   To-wit:

        I, Darlene J. Hastings, a Notary Public in and for the jurisdiction aforesaid, do certify that Jeffrey R. McGrath, as Vice President of First Union Commercial Corporation, whose name is signed to the writing above, bearing date as of June 11, 1997, acknowledged the same before me in my jurisdiction aforesaid.

        Given under my hand and seal this 11th day of June, 1997.


                                                          Darlene J. Hastings
                                                             Notary Public

My Commission Expires:

STATE OF ______________________                )
COUNTY/CITY OF ________________                )   To-wit:

        I , a Notary Public in and for the jurisdiction aforesaid, do certify that _______________________, as _______________________ of TRSTE, Inc., whose name is signed to the writing above, bearing date as of June 11, 1997, acknowledged the same before me in my jurisdiction aforesaid.

        Given under my hand and seal this       day of              ,
                                          -----        -------------
1997.



                                                             Notary Public


My Commission Expires:





I HEREBY CERTIFY THAT this instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.




James Bruce Davis


AFTER RECORDATION, PLEASE RETURN TO:

James Bruce Davis
Bean, Kinney & Korman, P.C.
2000 North 14th Street, Suite 100
Arlington, Virginia 22201
(703) 525-4000

                               FIRST AMENDMENT TO
                          PLEDGE AND SECURITY AGREEMENT


        THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (the "First Amendment") is made as of June 11, 1997, by and between UNITED INDUSTRIAL CORPORATION, a Delaware corporation (the "Debtor") and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender").

                                    RECITALS:

        A. By Credit Agreement, dated as of October 13, 1994 (the "1994 Agreement"), by and among AAI Corporation, First Fidelity Bank, National Association ("First Fidelity") and the Bank of Baltimore, the lenders named therein agreed to make revolving credit loans to AAI Corporation in an aggregate principal amount not to exceed Twenty Million Dollars ($20,000,000.00), which amount might be increased up to Thirty Million Dollars ($30,000,000.00); and

        B. The Debtor and First Fidelity, as Agent, executed a certain Pledge and Security Agreement dated as of October 13, 1994 (the "Pledge Agreement"), whereby Debtor pledged and granted a security interest to First Fidelity in the Collateral (as defined in the Pledge Agreement), which included the Debtor's rights in certain Securities (as defined in the Pledge Agreement; and

        C. The Lender has acquired all of the rights of First Fidelity and the Bank of Baltimore as the lender under the 1994 Agreement and is the owner and holder of all of the Revolving Credit Notes that are the subject of the 1994 Agreement; and

        D. Pursuant to a certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement of even date herewith ("Credit Agreement"), the parties extended, restructured and restated the 1994 Agreement to provide for a modified credit facility whereby the Lender provided to AAI Corporation, United Industrial Corporation and the other Persons signing the Restated Credit Agreement as the Borrower: (i) a revolving loan facility in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) to be used by the Borrower for working capital and to finance the performance of government contracts (the "Revolving Loan"); and (ii) a term loan facility in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00) (the "Term Loan"); and

        E. The Revolving Loan is evidenced by a Revolving Note, of even date (the "Revolving Note"), from the Borrower to the order of the Lender, in the maximum principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00).

        F.  The Term Loan is evidenced by a Term Note, of even date
(the "Term Note"), from the Borrower to the order of the Lender, in the original principal amount of Six Million, Two Hundred and Fifty Thousand Dollars ($6,250,000.00).

        G. To induce the Lender to enter into the Credit Agreement, the Debtor has agreed to amend the Pledge Agreement to provide, among other things, that:
(i) the Pledge Agreement shall remain in full force and effect and shall secure the Revolving Note, Term Note and all indebtedness and obligations under the Credit Agreement; and (ii) additional securities shall be added to the Collateral under the Pledge Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this First Amendment, the parties agree as follows:

1. Recitals. The Recitals above are incorporated into and constitute a part of this First Amendment.

2. Construction. In Section 1 of the Pledge Agreement, the word "Virginia" is substituted for "Maryland."

3. Capitalized Terms. Unless the context otherwise requires, all capitalized terms used in this First Amendment but not defined herein shall have the meanings assigned to them in the Pledge Agreement.

4. New Definitions. The following definitions are added to the Pledge Agreement.

        a. "AAI" means AAI Corporation, a corporation organized and existing under the laws of Maryland.

        b. "AAI Securities" means the shares of capital stock in AAI identified in the Securities Exhibit to the Pledge
               Agreement as Borrower Securities.

        c. "Detroit Stoker" means Detroit Stoker Company, a corporation organized and existing under the laws of Michigan.

        d. "Detroit Stoker Securities" means the shares of capital stock of Detroit Stoker identified on the Supplement to Securities Exhibit attached to this First Amendment and all other shares of capital stock of Detroit Stoker and other securities of Detroit Stoker now or hereafter acquired by Debtor.

        e. "Neo" means Neo Products Co., a corporation organized and existing under the laws of Illinois.

        f. "Neo Securities" means the shares of capital stock of Neo identified on the Supplement to Securities Exhibit attached to this First Amendment and all other shares of capital stock of Neo and other securities of Neo now or hereafter acquired by Debtor.



5. Amendments to Definitions. The definitions set forth in the Pledge Agreement are hereby amended as follows:

        a. The definition of "Borrower" is deleted in its entirety and replaced with the following:

               "BORROWER" means United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., , AAI/ACL Technologies, Inc., , Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., AAI MICROFLITE Simulation International Corporation, and UIC-Del.
               Corporation.

        b. The definition of "Borrower Securities" is deleted in its entirety.

        c.     The definition of "Credit Agreement" in the Pledge
               Agreement is deleted in its entirety and replaced with the following:

               "CREDIT AGREEMENT" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, of even date herewith, by and among the Borrower and the Lender.

        d. The definition of Event of Default is deleted in its entirety and replaced with the following:

               "EVENT OF DEFAULT" means an Event of Default as defined in the Credit Agreement.

        e. The definition "Intercreditor Agreement" is deleted in its entirety.

        f. The definition of "Issuing Bank" is deleted in its entirety.

        g. The definition of Lender Documents is deleted in its entirety and replaced with the following:

               "LENDER DOCUMENTS" mean the Loan Documents, as defined in the Credit Agreement.

        h. The definition of "Note Purchase Agreement" is deleted in its entirety.

        i. The definition of "Noteholder Documents" is deleted in its entirety.

        j. The definition of "Noteholder Notes" is deleted in its entirety.

        k. The definition of "Noteholder Obligations" is deleted in its entirety.

        l. The definition of "Noteholders" is deleted in its entirety.

        m. The definition of "Lender Obligations" is deleted in its entirety and replaced with the following:

               "LENDER OBLIGATIONS" mean the obligations and indebtedness of the Borrower to the Lender under the Revolving Note, the Term Note, the Credit Agreement and the other Lender Documents, as the same may be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time.

        n. The definition of "Lenders" is deleted in its entirety and replaced with the following:

               "LENDER" means First Union Commercial Corporation, and its successors and assigns. All references in the Pledge Agreement to "Lenders", "any Lenders", or "any of Lenders" shall be deemed to refer to the Lender.

        o. The definition of "Secured Obligations" is deleted in its entirety and replaced with the following:

               "SECURED OBLIGATIONS" means Lender Obligations.

        p. The definition of Secured Party is deleted in its entirety and replaced with the following:

               "SECURED PARTY" means the Lender.

        q. The definition of "Secured Party Notice Address" is deleted in its entirety and replaced with the following:

               "SECURED PARTY NOTICE ADDRESS" means 1970 Chain Bridge Road, McLean, Virginia 22102.

        r. The definition of "Securities" is deleted in its entirety and replaced with the following:

               "SECURITIES" mean the AAI Securities, the Detroit Stoker Securities, the Neo Securities, and the Symtron
               Securities.

        s. The definition of "Securities Certificates" is deleted in its entirety and replace with the following:

               "SECURITIES CERTIFICATES" means the certificates evidencing the Securities identified on the Securities Exhibit attached to the Pledge Agreement and incorporated by reference therein and the certificates evidencing the Securities evidenced by the Supplement to Securities Exhibit attached to this First Amendment and incorporated by reference herein.

        t. The definition of "Securities Issuers" is deleted in its entirety and replaced with the following:

               "SECURITIES ISSUERS" means AAI, Detroit Stoker, Neo, and
               Symtron.

        u. The definition of "UIC Noteholder Guaranty" is deleted in its entirety.

6.      Other Terms Used in the Pledge Agreement.

        a. All references in the Pledge Agreement to "Base Rate Loans" shall be deemed to refer to the "Revolving Loan".

        b. All references in the Pledge Agreement to "Borrower Securities" shall be deemed to refer to the AAI
               Securities.

        c. All references in the Pledge Agreement to any "Note" shall be deemed to refer to the Revolving Note, the Term Note or both of them, as the context or circumstances may require.

        d. All references in the Pledge Agreement to "Obligations" shall be deemed to refer to the "Lender Obligations".

        e. All references in the Pledge Agreement to "any Subsidiary of Debtor or any other Obligor" shall be deemed to refer to "any person comprised by the term Borrower or any subsidiary of any such person."

7.      Beneficiary of Pledge Agreement.  The Debtor agrees that the
        Lender is now the only party secured by the Pledge Agreement and the only party entitled to the benefit of the Pledge
        Agreement. All statements in the Pledge Agreement that the Pledge Agreement is for the "ratable benefit of Lenders, Issuing Bank and Noteholders," or any similar phrase indicating that Lender is not the only beneficiary of the Pledge Agreement, are deleted in their entirety or shall be deemed to refer only to the Lender, as the context may require.

8. Pledge and Grant of Security Interest. Debtor hereby pledges and repledges the Securities Collateral to the Lender and grants and regrants to Lender a perfected security interest Collateral for the purpose of securing the Lender Obligations, subject to the terms and conditions of the Pledge Agreement, as modified by this First Amendment.

9. Representations and Warranties. Debtor represents and warrants that the representations and warranties contained in the Pledge Agreement were true and correct when made and that they remain true and correct as of the date of this First
        Amendment.  However,

        a. Section 2.3 (a) of the Pledge Agreement is deleted in its entirety and replaced with the following:

               (a) no assignments of the Collateral have previously been made, except pursuant to the Pledge Agreement, and no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except financing statements for the benefit of the Lender or the predecessor lenders under the 1994 Agreement, and the Collateral is and shall remain free and clear of all liens, security interests, assignments and encumbrances of any kind except as created by the Pledge Agreement as modified by this First Amendment.

        b. The representations and warranties in Section 2.4(a) of the Pledge Agreement apply not only to the Pledge
               Agreement but also to the First Amendment.

10. Choice of Law. Section 4.6 of the Pledge Agreement is deleted in its entirety and replaced with the following:

        This First Amendment and the Pledge Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof). Subject to any provision of this First Amendment requiring that disputes be submitted to arbitration, the Debtor irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this First Amendment or the Pledge Agreement. The Debtor irrevocably waives, to the


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        fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Debtor.

11. Arbitration. PROVISIONS OF THE CREDIT AGREEMENT SPECIFYING THAT CERTAIN DISPUTES BETWEEN THE BORROWER AND THE LENDER SHALL BE RESOLVED BY BINDING ARBITRATION ARE INCORPORATED INTO THIS FIRST AMENDMENT AND INTO THE PLEDGE AGREEMENT BY REFERENCE AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF ADOPTED BY THE DEBTOR AND THE LENDER AND FULLY SET FORTH IN THIS FIRST AMENDMENT AND IN THE PLEDGE AGREEMENT.

12. Affirmation of Provisions. Except as modified by this First Amendment the provisions of the Pledge Agreement are hereby reaffirmed and remain in full force and effect. Debtor warrants that it has no offsets or defenses against the Pledge Agreement, as hereby amended.

        IN WITNESS WHEREOF, the Debtor and the Lender have executed this First Amendment to Pledge and Security Agreement as of the date and year above first written.

                                            UNITED INDUSTRIAL CORPORATION

                                            By: /s/ James H. Perry
                                               ------------------------------
                                               James H. Perry, Treasurer and
                                               Chief Financial Officer



                                            FIRST UNION COMMERCIAL CORPORATION

                                            By: /s/ Jeffrey R. McGrath
                                                -----------------------------
                                                   Jeffrey R. McGrath
                                                   Vice President

                        SUPPLEMENT TO SECURITIES EXHIBIT
               (Attached to and made a part of First Amendment to
                  Pledge and Security Agreement by and between
                        United Industrial Corporation and
                       First Union Commercial Corporation)



Detroit Stoker Securities:

        Certificate #1 representing 100,000 shares



Neo Securities

        Certificate #22 representing 16,000 shares






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